UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135

Templeton Institutional Funds

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _12/31__

Date of reporting period:  12/31/13_

Item 1. Reports to Stockholders.

Contents

Annual Report		Global Equity Series	29	Report of Independent
				Registered Public
Economic and Market		Financial Highlights and
				Accounting Firm	81
Overview	1	Statements of Investments	38
				Tax Information	82
Emerging Markets Series	3	Financial Statements	60
				Board Members and Officers	84
Foreign Equity Series	11	Notes to Financial
Foreign Smaller		Statements	66	Shareholder Information	89
Companies Series	21

Annual Report

Economic and Market Overview

The 12 months under review were characterized by reinvigorated policy support and an economic recovery in developed markets. However, differences in global economic trends corresponded with increasingly divergent monetary policies, and growth in emerging market economies tended to slow. The central banks of key developed markets generally reaffirmed their accommodative monetary stances while some emerging market counterparts tightened policy rates as they sought to control inflation and currency depreciation.

In the U.S., economic growth and employment trends generally exceeded expectations. The U.S. Federal Reserve Board (Fed) expanded its asset purchase program to $85 billion per month from $40 billion early in the year. After encouraging economic and employment reports, the Fed announced in December it would reduce its monthly bond purchases by $10 billion beginning in January 2014; however, the Fed committed to keeping interest rates low. In October, the federal government temporarily shut down after Congress failed to authorize routine federal funding amid a disagreement over a new health care law. However, Congress subsequently agreed to fund the government through early 2014 and later passed a two-year budget deal that could ease automatic spending cuts and lower the risk of another shutdown.

Outside the U.S., the eurozone emerged from its longest recession on record during 2013’s second half and Japan’s growth moderated. The European Central Bank reduced its policy rate to a record low and pledged to maintain systemic support following political turmoil in Greece, Spain, Portugal and

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Annual Report | 1

Italy. Germany’s re-election of Chancellor Angela Merkel was largely perceived as a vote of support for ongoing eurozone reform measures. In Asia, the Bank of Japan set an explicit inflation target and pledged to double bond purchases in an unprecedented wave of policy reform. The U.S. dollar fell versus the euro but rose versus the Japanese yen in 2013.

Growth in many emerging markets moderated based on lower domestic demand, falling exports and weakening commodity prices. Political turmoil in certain emerging markets, the Fed’s potential tapering of its asset purchase program and the Chinese central bank’s effort to tighten liquidity to curb real estate and credit speculation led to a sell-off in emerging market equities and a sharp depreciation in regional currencies against the U.S. dollar. Central banks in Brazil, India and Indonesia raised interest rates in the second half of 2013 as they sought to curb inflation.

The stock market rally in developed markets accelerated during 2013 amid redoubled central bank commitments, continued corporate earnings strength and increasing signs of economic progress. Emerging market stocks rebounded toward period-end but posted a small decline for the year, with Latin American stocks trailing their emerging market peers. Oil prices rallied in the third quarter and rose for the year mainly owing to supply concerns related to geopolitical turmoil, but gold posted its largest annual price decline in more than three decades. Increasingly divergent economic and political circumstances during the period resulted in declining market correlations, which many bottom-up investors perceived as more favorable.

The foregoing information reflects our analysis and opinions as of December 31, 2013. The information is not a complete analysis of every aspect of any market, country, industry or fund. Statements of fact are from sources considered reliable.

2 | Annual Report

Emerging Markets Series

Your Fund’s Goal and Main Investments: Emerging Markets Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by “emerging market companies,” as defined in the Fund’s prospectus.

We are pleased to bring you Emerging Markets Series’ (Fund’s) annual report for the fiscal year ended December 31, 2013.

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance data represent past
performance, which does not
guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit ftinstitutional.com
or call a Franklin Templeton
Institutional Services representative
at (800) 321-8563 for most
recent month-end performance.

Performance Overview

The Fund delivered a +0.72% cumulative total return for the 12-month period under review. In comparison, the Standard & Poor’s®/International Finance Corporation Investable (S&P®/IFCI) Composite Index and the MSCI Emerging Markets (EM) Index, which track global emerging market stock performance, had total returns of -0.57% and -2.27% during the same period.1 Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. The Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. In addition, an index is not subject to investment flows while the Fund is subject to purchases and redemptions that could impact performance. You can find the Fund’s long-term performance data in the Performance Summary on page 7.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 39.

Annual Report | 3

Top 10 Countries
Emerging Markets Series
12/31/13
% of Total
Net Assets
Brazil	16.1%
Hong Kong	13.8%
China	10.2%
U.K.	6.5%
South Africa	6.0%
India	5.5%
South Korea	4.6%
UAE	4.6%
Saudi Arabia	3.6%
Macau	3.5%

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included Emaar Properties, a major property developer and manager with operations throughout the Middle East, notably in Dubai, United Arab Emirates (UAE), and two of Macau’s leading casino resort operators, MGM China Holdings and Melco Crown Entertainment.

We believe that Emaar Properties provides an attractive exposure to Dubai’s recovering real estate market. With a substantial income stream from its shopping mall and hotel properties, Emaar has a greater measure of financial security than some of its peers. Solid growth in all sectors of Dubai’s real estate market and the Emirate’s winning bid to host the 2020 World Expo benefited the shares of real estate companies in the region, notably Emaar. Furthermore, in our analysis, Dubai’s rising tourism could continue to support Emaar’s hotel and retail operations.

MGM China Holdings’ and Melco Crown Entertainment’s solid earnings results and favorable growth outlook boosted the casino resort operators’ share prices. Macau casinos continued to report strong visitor numbers and gambling revenue growth, which supported the share prices of Macau-focused casino operators as investors anticipated higher earnings. We believe that Chinese consumers’ rising disposable income could potentially benefit leisure businesses such as MGM China and Melco Crown. Additionally, recent improvements to the transportation links between China’s population centers and Macau could potentially lead to strong revenue growth.

In contrast, key detractors from the Fund’s absolute performance included Souza Cruz, a major Brazilian cigarette company; Brazil-based Ambev, one of the world’s largest beer and soft drink producers; and Antofagasta, a Chilean copper mining group.

Brazil’s weak consumer demand, currency depreciation and higher taxes resulted in a challenging operating environment for Souza Cruz and Ambev in 2013, leading to share price declines. In our longer term view, however, we considered these companies to be attractive investments based on their strong operations, low debt levels, dominant market shares and popular brands. Moreover, Brazil’s hosting of the 2014 FIFA World Cup and 2016 Summer Olympics could potentially support consumer demand.

4 | Annual Report

Concerns about copper prices and weak demand pressured the stocks of many copper mining companies, including Antofagasta. We divested the Fund’s holdings in the company to raise funds for investment opportunities that we considered to be more attractive within our investment universe.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2013, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

In the past 12 months, our continued search for investments we considered to be attractively valued led us to increase the Fund’s exposure to Hong Kong and Macau and to initiate positions in Taiwan and the Philippines. We also made some purchases in the U.K., Switzerland and Belgium as we identified companies listed in these developed countries that have significant emerging market operations, giving them the potential to benefit from emerging market countries’ stronger personal income and consumer demand growth. Moreover, we initiated a position in Georgia and added to the Fund’s investments in Saudi Arabia, Qatar, the UAE and Nigeria as we identified companies in these frontier market countries that we viewed as having solid growth potential.

We made some of the largest additions in hotels, restaurants and leisure; beverages; tobacco; consumer products; and textiles, apparel and luxury goods companies. Key purchases included new positions in Unilever, a U.K.-listed global consumer products company with more than 50% of its sales in emerging and frontier markets; Sands China, MGM China and Melco Crown Entertainment, three of Macau’s leading casino operators; and Belgium-listed Anheuser-Busch InBev, the world’s largest brewer.

Top 10 Holdings
Emerging Markets Series
12/31/13

Company	% of Total
Sector/Industry, Country	Net Assets
Ambev SA	10.0%
Beverages, Brazil
Remgro Ltd.	5.4%
Diversified Financial Services,
South Africa
MGM China Holdings Ltd.	5.0%
Hotels, Restaurants & Leisure, Hong Kong
Emaar Properties PJSC	4.5%
Real Estate Management & Development,
UAE
Souza Cruz SA	4.4%
Tobacco, Brazil
Tata Consultancy Services Ltd.	3.9%
IT Services, India
Melco Crown Entertainment Ltd., ADR	3.8%
Hotels, Restaurants & Leisure, China
SJM Holdings Ltd.	3.5%
Hotels, Restaurants & Leisure, Hong Kong
Sands China Ltd.	3.5%
Hotels, Restaurants & Leisure, Macau
Compagnie Financiere Richemont SA	3.4%
Textiles, Apparel & Luxury Goods,
Switzerland

Annual Report | 5

Conversely, we closed the Fund’s positions in Indonesia and reduced investments in Brazil, Russia and China via China H shares as certain stocks reached their target prices and as we focused on stocks we considered to be more attractively valued within our investment universe.2 We reduced the Fund’s holdings largely in oil, gas and consumable fuels; commercial banking; and automobile companies. Key sales included the Fund’s positions in Indonesian car and motorcycle manufacturer Astra International, Chinese oil and gas company PetroChina and Thai commercial bank Kasikornbank.

Thank you for your continued participation in Emerging Markets Series.

We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reli-
able, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

2. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.

6 | Annual Report

Performance Summary as of 12/31/13

Emerging Markets Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Price and Distribution Information

Symbol: TEEMX			Change		12/31/13		12/31/12
Net Asset Value (NAV)		-$	3.18		$7.31		$10.49
Distributions (1/1/13–12/31/13)
Dividend Income	$0.1290
Short-Term Capital Gain	$0.0469
Long-Term Capital Gain	$3.0031
Total	$3.1790

Performance[1]

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[2]		+	0.72%	+	111.22%	+	163.60%
Average Annual Total Return[3]		+	0.72%	+	16.13%	+	10.18%
Value of $1,000,000 Investment[4]			$1,007,217		$2,112,354		$2,636,172
Total Annual Operating Expenses[5]	1.28%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional
Services representative at (800) 321-8563.

Annual Report | 7

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $1,000,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term. The
Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its cur-
rent fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: © 2014 Morningstar. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global emerging markets.

8 | Annual Report

Your Fund’s Expenses

Emerging Markets Series

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 9

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 7/1/13	Value 12/31/13	Period* 7/1/13–12/31/13
Actual	$1,000	$1,082.50	$6.93
Hypothetical (5% return before expenses)	$1,000	$1,018.55	$6.72
*Expenses are calculated using the most recent six-month annualized expense ratio of 1.32%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

10 | Annual Report

Foreign Equity Series

Your Fund’s Goal and Main Investments: Foreign Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities.

This annual report for Foreign Equity Series (Fund) covers the fiscal year ended December 31, 2013.

Performance Overview

For the 12 months under review, the Fund’s Primary shares delivered a +19.51% total return. For comparison, the Fund’s benchmark, the MSCI All Country World (ACWI) ex USA Index, which tracks stock market performance in global developed and emerging markets excluding the U.S., posted a +15.78% total return for the period under review.1 The Fund’s other benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, which measures stock market performance in global developed markets excluding the U.S. and Canada, produced a +23.29% total return.1 Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary on page 16.

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit ftinstitutional.com
or call a Franklin Templeton
Institutional Services representative
at (800) 321-8563 for most
recent month-end performance.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

The year 2013 brought progress to financial markets and the global economy as stabilization for key financial institutions and declining equity correlations allowed investors to refocus on fundamentals, benefiting bottom-up stock pickers like us. Encouragingly for us, stock selection helped drive the Fund’s

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 45.

Annual Report | 11

Portfolio Breakdown

Foreign Equity Series

Based on Total Net Assets as of 12/31/13

relative performance as market conditions seemed to us to permit value recognition at the stock level following a prolonged period of high stock correlations. Also encouraging to us was the fact that many of the Fund’s highest conviction, long-term holdings aided results.

Financials was a top sector contributor, particularly in Europe, where in recent years we acquired positions in out-of-favor banks and insurers amid extreme investor pessimism.2 For example, French insurer AXA was a leading contributor as its share price reached a post-financial crisis high. In our view, AXA management’s focus on margin expansion helped drive cash flow improvements and kept the company on track to meet operating targets. AXA managed its balance sheet and peripheral country debt exposure well during the financial crisis and recently benefited from robust earnings momentum created during that uncertain economic environment. Although our European financials stocks rallied from historically low valuations, they continued to trade at significant discounts to their global peers and the broader European market. To us, European financials offered further upside potential as restructuring continued amid an improving economic outlook.

The theme of a stabilizing global economy strengthening the positive impact of corporate restructuring was consistent across the Fund’s top sector positions as our fundamental value discipline during past periods of market pessimism yielded favorable results. In the outperforming industrials sector, certain European airlines typified to us deep value holdings with overlooked restructuring potential that were acquired during periods of widespread investor pessimism.3 For example, U.K.-based airline conglomerate International Consolidated Airlines Group’s (IAG’s) share price reached a six-year high and earnings rose as the parent company of British Airways cut costs, rationalized capacity and benefited from recovering air passenger traffic. We believe IAG made significant strides in improving labor relations at its Iberia unit, in completing the acquisition of profitable, low-cost airline Vueling, and in meeting its medium-term operating targets.

Health care was a long-standing overweighting that bolstered relative performance, led by Swiss biotechnology specialist Roche Holding.4 Roche’s share price rose to a record level after the company reported higher oncology sales and investors appeared to recognize the depth in Roche’s product pipeline. In our opinion, shares remained undervalued given Roche’s stable

2. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, real estate management and development, and thrifts and mortgage finance in the SOI.

3. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, building products, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates, professional services, and trading companies and distributors in the SOI.

4. The health care sector comprises biotechnology, health care equipment and supplies, and pharmaceuticals in the SOI.

12 | Annual Report

outlook, rising margins and strong free cash-flow generation. The company returned much of the cash flow to shareholders as dividends. We continued to find a number of promising biotechnology stocks like Roche with what we viewed as undervalued growth prospects to complement our more mature pharmaceuticals holdings. In our view, major pharmaceuticals firms still offered opportunities, but have become more fully valued in recent quarters; consistent with our investment thesis in the sector, cost-cutting, productivity improvements and strategic mergers and acquisitions have helped big pharmaceutical firms survive the much-feared patent cliffs.

Stock selection and an underweighted materials position helped the Fund avoid some of the sector-level losses amid weakening commodity prices.5 Based on our analysis, valuations did not sufficiently discount many companies’ poor capital discipline throughout the commodity cycle, including industry-wide overcapacity and margin pressure. Our long-standing underweighting in metals and mining stocks aided relative returns. Among our few materials sector investments, we found what we viewed as better opportunities in cyclically depressed chemicals and construction materials companies that judiciously controlled costs and capacity and appeared to us well positioned for appreciation potential. Dutch paint maker Akzo Nobel was a chemicals industry example. The company’s long-running cost-cutting and restructuring programs began to improve financials at a time when investors appeared to discount a potential cyclical eurozone housing and construction recovery. Similarly, in the construction materials industry, Irish building materials firm CRH and German cement maker HeidelbergCement benefited from a similar combination of strategic initiatives and an economic recovery.

We also found what we viewed as attractive bargains in the energy sector, where stock selection aided relative results.6 Our analysis indicated depressed energy sector valuations might understate the long-term cash-flow and shareholder return potential of oil companies with falling capital expenditures and improving production prospects. In addition to finding certain major oil companies, we found what we believed were attractively valued opportunities among oil services firms that could benefit from increased shale gas activity and an improving supply-and-demand balance in major pressure-pumping markets.

Stock selection in consumer discretionary, which has been a strong sector performer in recent years, dampened relative performance despite gains.7

5. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and mining in the SOI.

6. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

7. The consumer discretionary sector comprises auto components, household durables, leisure equipment and products, multiline retail and specialty retail.

Annual Report | 13

Top 10 Holdings
Foreign Equity Series
12/31/13

Company	% of Total
Sector/Industry, Country	Net Assets
Roche Holding AG	2.3%
Pharmaceuticals, Switzerland
Samsung Electronics Co. Ltd.	2.1%
Semiconductors & Semiconductor
Equipment, South Korea
Vodafone Group PLC	2.1%
Wireless Telecommunication Services,
U.K.
Sanofi	2.0%
Pharmaceuticals, France
Bayer AG	2.0%
Pharmaceuticals, Germany
BNP Paribas SA	1.9%
Commercial Banks, France
GlaxoSmithKline PLC	1.9%
Pharmaceuticals, U.K.
Telenor ASA	1.8%
Diversified Telecommunication Services,
Norway
ING Groep NV, ADR & IDR	1.8%
Diversified Financial Services,
Netherlands
Swiss Re AG	1.7%
Insurance, Switzerland

Automobiles stocks materially detracted, pressured by Japanese car maker Nissan Motor, which issued a profit warning. Even after lowering our near-term earnings estimates to reflect these short-term headwinds, the stock’s long-term investment case remained attractive to us, given what we viewed as Nissan’s proven cost-cutting capability, popular new model pipeline and excellent management track record. Japanese photographic and imaging products company Nikon declined amid concerns over smartphone competition’s impact on Nikon’s compact camera business. We believe the company’s valuation overlooked the attractive growth and profit attributes of its core high-end camera segment. Elsewhere in the sector, we continued to incrementally reduce exposure when valuations we viewed as lofty allowed us to realize gains on certain contrarian investments made during periods of extreme economic pessimism.

The Fund’s information technology stocks also trailed benchmark returns.8 South Korean semiconductor and consumer electronics manufacturer Samsung Electronics was a major detractor, declining amid currency depreciation and concerns about the sustainability of handset margins. We continued to hold Samsung despite weak stock performance during the period. Based on our analysis, the company had a reasonable valuation, self-funding cash position and market leadership across highly profitable business lines.

The Fund’s telecommunication services stocks trailed the benchmark’s sector returns, pressured by losses for certain emerging market mobile phone operators.9 However, the sector was also responsible for a top Fund performer as U.K. mobile telephone operator Vodafone Group’s share price surged after the company divested its stake in U.S. wireless firm Verizon Wireless for $130 billion. We believe that improving industry fundamentals, a growing addressable market and a focus on shareholder returns could eventually unlock value for patient shareholders.

From a regional standpoint, stock selection in Europe helped drive relative performance. We identified many of our European investments during periods of deep pessimism, and we believe our valuation discipline during the European debt crisis served the Fund well. Fundamental improvements we previously anticipated came to fruition during the review period. With valuations still selectively attractive to us, we believe further upside potential exists. From our perspective, policymakers remained committed to growth and stability, fiscal tightening lessened and the European Central Bank’s balance sheet returned to near pre-crisis levels, attesting to the continued

8. The information technology sector comprises communications equipment, semiconductors and semiconductor equipment, and software in the SOI.

9. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

14 | Annual Report

normalization of financial conditions. Rising domestic demand, improving competitiveness and a current account surplus in peripheral countries helped the eurozone exit its worst recession on record. Even after these notable improvements, eurozone companies overall traded at a material discount relative to their historical valuation average and U.S. peers. Profit margins also remained significantly below those of many U.S. companies, although operating leverage in Europe is considerably greater, further enhancing the potential positive impact of revenue recovery on European corporate profitability. Although considerable risks remained, European companies with globally diversified revenues were still attractive to us as earnings recover over the long term. We had less geographical conviction outside of Europe as regions progressed with reform and recovery at different levels. In our view, this healthy divergence of global economic and financial conditions, combined with a more even overall valuation environment, could continue to favor discerning investors capable of uncovering individual values. Certain overweightings in Asian countries outside of Japan, particularly South Korea and Singapore, and stock selection in Japan weighed on relative performance.

Thank you for your continued participation in Foreign Equity Series.

We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources consid-
ered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you under-
stand our investment management philosophy.

Annual Report | 15

Performance Summary as of 12/31/13

Foreign Equity Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Price and Distribution Information

Primary Shares (Symbol: TFEQX)			Change		12/31/13		12/31/12
Net Asset Value (NAV)		+$	3.12		$22.72		$19.60
Distributions (1/1/13–12/31/13)
Dividend Income	$0.4419
Short-Term Capital Gain	$0.0157
Long-Term Capital Gain	$0.2336
Total	$0.6912
Service Shares (Symbol: TFESX)			Change		12/31/13		12/31/12
Net Asset Value (NAV)		+$	3.17		$22.79		$19.62
Distributions (1/1/13–12/31/13)
Dividend Income	$0.3586
Short-Term Capital Gain	$0.0157
Long-Term Capital Gain	$0.2336
Total	$0.6079

Performance[1]
Primary Shares			1-Year		5-Year		10-Year
Cumulative Total Return[2]		+	19.51%	+	79.99%	+	119.25%
Average Annual Total Return[3]		+	19.51%	+	12.47%	+	8.17%
Value of $1,000,000 Investment[4]			$1,195,057		$1,799,864		$2,192,473
Total Annual Operating Expenses[5]	0.80%
Service Shares			1-Year		5-Year		Inception (9/18/06)
Cumulative Total Return[2]		+	19.31%	+	78.80%	+	38.35%
Average Annual Total Return[3]		+	19.31%	+	12.32%	+	4.56%
Value of $1,000,000 Investment[4]			$1,193,109		$1,788,042		$1,383,501
Total Annual Operating Expenses[5]	0.95%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

16 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $1,000,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 17

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctua-
tions, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The finan-
cial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries, may increase the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its cur-
rent fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: © 2014 Morningstar. The MSCI ACWI ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed and emerging markets, excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada. The
Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

18 | Annual Report

Your Fund’s Expenses

Foreign Equity Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 19

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Primary Shares	Value 7/1/13	Value 12/31/13	Period* 7/1/13–12/31/13
Actual	$1,000	$1,179.40	$4.28
Hypothetical (5% return before expenses)	$1,000	$1,021.27	$3.97
Service Shares
Actual	$1,000	$1,178.70	$5.11
Hypothetical (5% return before expenses)	$1,000	$1,020.52	$4.74

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Primary Shares: 0.78% and Service Shares: 0.93%), multiplied by the average account value over the period, multiplied by 184/365 for to reflect the one-half year period.

20 | Annual Report

Foreign Smaller Companies Series

Your Fund’s Goal and Main Investments: Foreign Smaller Companies Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

We are pleased to bring you Foreign Smaller Companies Series’ (Fund’s) annual report for the fiscal year ended December 31, 2013. Effective at the market close on December 10, 2013, the Fund closed to new investors. Existing shareholders may add to their accounts. We believe this closure will help us manage the inflow of assets and allow us to effectively manage our current level of assets.

Performance Overview

The Fund delivered a +22.24% cumulative total return for the 12-month period under review. In comparison, the MSCI All Country World Index (ACWI) ex USA Small Cap Index, which tracks global developed and emerging market small-cap equities, excluding the U.S., generated a +20.13% total return.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary on page 25.

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit ftinstitutional.com or
call a Franklin Templeton
Institutional Services representative
at (800) 321-8563 for most
recent month-end performance.

Investment Strategy

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, liquidation value and other factors.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 50.

Annual Report | 21

Portfolio Breakdown

Foreign Smaller Companies Series Based on Total Net Assets as of 12/31/13

Manager’s Discussion

During the 12 months under review, several holdings contributed to Fund performance.

Hong Kong-based Techtronic Industries is a brand leader in power tools recognized for product innovation and product extension. The company has continued to gain market share from its competitors through better innovation, in our view. With its restructuring near completion, the company has the potential to generate a sharp increase in margins, in our analysis, despite the prospect of higher costs.

Based in South Korea, Halla Visteon Climate Control is the world’s second-largest supplier of automotive climate control products. The company is globally competitive in terms of pricing and product quality, and the domestic market has high entry barriers. Halla Visteon continued to generate volume growth from Hyundai Motor Group and Kia Motors, while diversifying its customer base to global original equipment manufacturers.

Azimut Holding (AZM), one of Italy’s largest independent asset managers, was another key contributor to Fund performance. Shares performed strongly amid an increase in assets under management and a gain in market share. AZM is not a leveraged vehicle and does not have direct asset exposure to financially troubled European countries. Furthermore, the growth of AZM’s assets under management outpaced that of the Italian mutual fund industry over the past several years.

In contrast, several holdings detracted from Fund performance during the 12-month reporting period. HudBay Minerals, a Canada-based integrated zinc and copper producer, has assets in North and South America. The company was negatively affected by weaker-than-expected metal prices, which contributed to reduced earnings and weakened liquidity. In the longer term, if metal prices and acquisitions increase, we believe that could lead to a rise in production, reserves, net asset value and earnings.

22 | Annual Report

Royal Imtech is a Netherlands-based technical services provider that offers systems integration, industrial automation, and mechanical and electrical engineering services. A decline in revenue stemming from uncertain economic conditions negatively affected the company’s share price during the period. However, we see potential for improvement as the company progresses with its restructuring program. Although many of Royal Imtech’s end markets remained sluggish, the new management team’s initiatives to tighten working capital and include cash conversion targets have shown encouraging results.

Daphne International Holdings, a new investment, is China’s second-largest women’s shoe retailer. We believe Daphne International is well positioned to potentially benefit from China’s rising footwear demand. As one of China’s first domestic footwear retailers, the company has a well-established brand positioning and one of the country’s largest footwear store networks. Its store coverage is strong and difficult to replicate, and, in our analysis, the recent restructuring could potentially narrow the operating efficiency and consistency gap with the company’s major peers. In our view, the company’s restructuring has the potential to become a multi-year turnaround story that could support Daphne International’s long-term earnings and share price recovery.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2013, the U.S. dollar increased in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s predominant investment in securities with non-U.S. currency exposure.

Top 10 Holdings

Foreign Smaller Companies Series 12/31/13

Company	% of Total
Sector/Industry, Country	Net Assets
Techtronic Industries Co. Ltd.	2.0%
Household Durables, Hong Kong
Amer Sports OYJ	1.9%
Leisure Equipment & Products, Finland
Huhtamaki OYJ	1.9%
Containers & Packaging, Finland
Kobayashi Pharmaceutical Co. Ltd.	1.9%
Personal Products, Japan
Aalberts Industries NV	1.8%
Machinery, Netherlands
VTech Holdings Ltd.	1.8%
Communications Equipment, Hong Kong
Arcadis NV	1.7%
Construction & Engineering, Netherlands
Asics Corp.	1.6%
Textiles, Apparel & Luxury Goods, Japan
BS Financial Group Inc.	1.5%
Commercial Banks, South Korea
Sumitomo Rubber Industries Ltd.	1.5%
Auto Components, Japan

Annual Report | 23

Thank you for your continued participation in Foreign Smaller Companies Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources consid-
ered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you under-
stand our investment management philosophy.

24 | Annual Report

Performance Summary as of 12/31/13

Foreign Smaller Companies Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Price and Distribution Information

Symbol: TFSCX		Change		12/31/13		12/31/12
Net Asset Value (NAV)	+$	3.65		$21.96		$18.31
Distributions (1/1/13–12/31/13)
Dividend Income		$0.2986
Short-Term Capital Gain		$0.0107
Long-Term Capital Gain		$0.1005
Total		$0.4098

Performance

		1-Year		5-Year		10-Year
Cumulative Total Return[1]	+	22.24%	+	168.82%	+	186.06%
Average Annual Total Return[2]	+	22.24%	+	21.87%	+	11.08%
Value of $1,000,000 Investment[3]		$1,222,471		$2,688,395		$2,860,715
Total Annual Operating Expenses[4]		1.01%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional
Services representative at (800) 321-8563.

Annual Report | 25

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $1,000,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Endnotes

All investments involve risks, including possible loss of principal. The Fund invests in foreign securities, which can involve exposure to currency volatility and political, economic and regulatory uncertainty. Emerging mar-
kets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and small mar-
ket share. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Source: © 2014 Morningstar. The MSCI ACWI ex USA Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small cap equity securities of global developed and emerging markets, excluding the U.S.

26 | Annual Report

Your Fund’s Expenses

Foreign Smaller Companies Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if appli- cable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 27

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 7/1/13	Value 12/31/13	Period* 7/1/13–12/31/13
Actual	$1,000	$1,150.80	$5.42
Hypothetical (5% return before expenses)	$1,000	$1,020.16	$5.09

*Expenses are calculated using the most recent six-month annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

28 | Annual Report

Global Equity Series

Your Fund’s Goal and Main Investments: Global Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies located anywhere in the world, including emerging markets.

We are pleased to bring you Global Equity Series’ (Fund’s) annual report for the fiscal year ended December 31, 2013.

Performance Overview

For the 12 months under review, the Fund delivered a +30.43% total return. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI), which tracks stock market performance in global developed and emerging markets, produced a +23.44% total return.1 Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary on page 34.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental research evaluates a company’s potential to grow earnings, asset value and/or cash flow. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

The year 2013 brought progress to financial markets and the global economy as stabilization for key financial institutions and declining equity correlations allowed investors to refocus on fundamentals, benefiting bottom-up stock pickers like us. Encouragingly for us, stock selection helped drive the Fund’s relative performance as market conditions seemed to us to permit value recognition at the stock level following a prolonged period of high stock correlations. Also encouraging to us was the fact that many of the Fund’s highest conviction, long-term holdings aided results.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 56.
Annual Report | 29

For example, health care was a key contributor to absolute and relative performance.2 The Fund’s health care holdings nearly doubled the return of the benchmark’s health care stocks, complementing a favorable sector overweighting. Health care positions comprised many of the Fund’s top performers, including U.S. biotechnology firm Gilead Sciences. Gilead’s shares more than doubled in value as successful research and development innovation helped the company consolidate its leadership in key anti-viral markets. We continued to find a number of promising biotechnology stocks like Gilead with what we viewed as undervalued growth prospects to complement our more mature pharmaceuticals holdings. In our view, major pharmaceuticals firms still offer opportunities, but have become more fully valued in recent quarters; valuations reflected excessive fear about anticipated patent expirations, largely ignoring companies’ initiatives such as cost cutting, productivity improvements, and strategic mergers and acquisitions. In our opinion, these actions have helped big pharmaceutical firms survive feared patent cliffs and maintain high free cash-flow generation as earnings rebounded.

Financials was a top sector contributor, particularly in Europe, where in recent years we acquired positions in out-of-favor banks and insurers amid extreme investor pessimism.3 Many of these stocks notably benefited Fund returns. Dutch financial services firm ING Groep’s share price rose in 2013 and exemplified to us the progress under way in the sector. The company neared the end of its bailout commitments following more than 35 disposals that raised roughly 23 billion euros, and ING reported improved earnings mainly resulting from ongoing cost reductions and asset divestitures. Although our European financials stocks rallied from historically low valuations, they traded at significant discounts to their global peers and the broader European market. We believe a more robust regulatory framework and improving economic outlook could support restructuring efforts, improve profitability and lead to higher levels of cash returned to shareholders. In addition to European holdings, our financials positions included well-capitalized U.S. and Asian banking groups with what we viewed as competitive advantages across domestic and international markets.

The Fund’s cyclical industrials holdings also benefited from restructuring and an improving economic outlook, particularly in Europe.4 For example, U.K.-based airline conglomerate International Consolidated Airlines Group’s share

2. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.
3. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and thrifts and mortgage finance in the SOI.
4. The industrials sector comprises air freight and logistics, airlines, building products, commercial services and sup-
plies, construction and engineering, electrical equipment and industrial conglomerates in the SOI.

30 | Annual Report

price reached a six-year high and earnings rose as the parent company of British Airways cut costs, rationalized capacity and benefited from recovering air passenger traffic. We exited this position during the year.

Our caution in the consumer staples sector, the Fund’s biggest relative underweighting, proved beneficial and to us validated our discipline.5 In general, we viewed sector valuations as expensive given the sector’s perceived attractive combination of non-discretionary revenue streams and cyclical emerging market exposure. In our opinion, consumer staples multiples failed to suffi-ciently discount the margin pressures inherent in highly commoditized, competitive businesses.

We also found little value in the materials sector in recent years, notably in the metals and mining industry.6 Although we recently began to find select opportunities in an industry that has trailed global stock performance by a wide margin during the past five years, in our view many companies remained hobbled by legacies of poor capital discipline. Among our few materials sector investments, we found what we viewed as better opportunities in cyclically depressed chemicals and construction materials companies that we think judiciously controlled costs and capacity and appeared well positioned for appreciation potential.

Stock selection in consumer discretionary, which has been a strong sector performer in recent years, dampened relative performance despite absolute gains.7 Automobiles stocks materially detracted from performance, pressured by Japanese car maker Nissan Motor. Nissan issued a profit warning, citing weaker emerging market volume, higher-than-expected recall costs and detractive currency moves. Even after lowering our near-term earnings estimates to reflect these short-term headwinds, the stock’s long-term investment case remained attractive to us, given what we viewed as Nissan’s ability to cut costs without sacrificing its popular new model pipeline. Based on our analysis, Nissan could continue to gain market share and restore industry-leading profitability if its talented management team successfully executes a sensible long-term strategy. Elsewhere in the sector, we incrementally reduced exposure when valuations we viewed as lofty allowed us to realize gains on certain con-trarian investments made during periods of extreme economic pessimism.

5. The consumer staples sector comprises food and staples retailing, food products and household durables in the SOI.
6. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and min-
ing in the SOI.
7. The consumer discretionary sector comprises auto components, automobiles, household durables, leisure equipment and products, media, multiline retail and specialty retail in the SOI.

Annual Report | 31

Top 10 Holdings
Global Equity Series
12/31/13

Company	% of Total
Sector/Industry, Country	Net Assets
Forest Laboratories Inc.	2.1%
Pharmaceuticals, U.S.
TNT Express NV	2.1%
Air Freight & Logistics, Netherlands
Macy’s Inc.	2.0%
Multiline Retail, U.S.
Microsoft Corp.	1.9%
Software, U.S.
HSBC Holdings PLC	1.9%
Commercial Banks, U.K.
Kingfisher PLC	1.9%
Specialty Retail, U.K.
Galp Energia SGPS SA, B	1.8%
Oil, Gas & Consumable Fuels, Portugal
Trend Micro Inc.	1.8%
Software, Japan
Standard Chartered PLC	1.8%
Commercial Banks, U.K.
Bayer AG	1.8%
Pharmaceuticals, Germany

Information technology (IT) stocks also hurt performance, pressured by losses at German enterprise software developer Software AG.8, 9 The company’s growth in the attractive middleware business was offset by disappointing revenue in its mainframe business unit. With expectations low and valuations inexpensive to us, we identified share price appreciation potential if Software AG continued to improve its revenue mix, grow its middleware business and potentially make accretive acquisitions over the long term. More broadly within IT, certain companies with what we viewed as strong balance sheets and innovative product pipelines traded at multiples that we thought failed to reflect their long-term intrinsic business values.

We also remained optimistic on select energy holdings, although Fund positions lagged the benchmark’s sector holdings during the period.10 Our analysis indicated depressed energy sector valuations might understate the long-term cash-flow and shareholder return potential of oil companies with falling capital expenditures and improving production prospects. In addition to finding certain major oil companies, we found what we believed were attractively valued opportunities among oil services firms that could benefit from increased shale gas activity and an improving supply-and-demand balance in major pressure-pumping markets.

From a regional standpoint, stock selection in Europe helped drive relative performance. We identified many of our European investments during periods of deep pessimism, and we believe our valuation discipline during the European debt crisis served the Fund well. Fundamental improvements we previously anticipated came to fruition during the review period. With valuations still selectively attractive to us, we believe further upside potential exists. From our perspective, policymakers remained committed to growth and stability, fiscal tightening lessened and the European Central Bank’s balance sheet returned to near pre-crisis levels, attesting to the continued normalization of financial conditions. Rising domestic demand, improving competitiveness and a current account surplus in peripheral countries helped the eurozone exit its worst recession on record. Even after these notable improvements, eurozone companies overall traded at a material discount relative to their historical valuation average and U.S. peers. Profit margins also remained significantly below those of many U.S. companies, although operating leverage in Europe is considerably greater, further enhancing the potential positive impact of revenue recovery on European corporate profitability. Although considerable risks remained,

8. The IT sector comprises communications equipment, IT services, semiconductors and semiconductor equipment, and software in the SOI.
9. Not part of the index.
10. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

32 | Annual Report

European companies with globally diversified revenues were still attractive to us as earnings recover over the long term. We had less geographical conviction outside of Europe as regions progressed with reform and recovery at different levels. In our view, this healthy divergence of global economic and financial conditions, combined with a more even overall valuation environment, could continue to favor discerning investors capable of uncovering individual values. Elsewhere, stock selection in the U.S. bolstered relative performance. Certain overweightings in Asian countries outside of Japan, particularly China, and stock selection in Japan weighed on results relative to the benchmark.

Thank you for your continued participation in Global Equity Series. We look forward to serving your future investment needs.

Antonio T. Docal, CFA
Cindy L. Sweeting, CFA
Peter A. Nori, CFA

Portfolio Management Team
Global Equity Series

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources consid-
ered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you under-
stand our investment management philosophy.

Annual Report | 33

Performance Summary as of 12/31/13

Global Equity Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Price and Distribution Information

Symbol: TGESX			Change		12/31/13		12/31/12
Net Asset Value (NAV)		+$	1.65		$11.53		$9.88
Distributions (1/1/13–12/31/13)
Dividend Income	$0.1251
Short-Term Capital Gain	$0.2342
Long-Term Capital Gain	$0.9701
Total	$1.3294

Performance

			1-Year		5-Year		Inception (3/31/08)
Cumulative Total Return[1]		+	30.43%	+	102.87%	+	38.46%
Average Annual Total Return[2]		+	30.43%	+	15.20%	+	5.82%
Value of $1,000,000 Investment[3]			$1,304,331		$2,028,662		$1,384,640
Total Annual Operating Expenses[4]	0.94%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional
Services representative at (800) 321-8563.

34 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $1,000,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on par-
ticular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of coun-
tries, regions, industries, sectors or investments. Current political uncertainty surrounding the European Union
(EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Source: © 2014 Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed and emerging markets.

Annual Report | 35

Your Fund’s Expenses

Global Equity Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if appli- cable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

36 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 7/1/13	Value 12/31/13	Period* 7/1/13–12/31/13
Actual	$1,000	$1,196.50	$5.20
Hypothetical (5% return before expenses)	$1,000	$1,020.47	$4.79

*Expenses are calculated using the most recent six-month annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 37

Templeton Institutional Funds

Financial Highlights

Emerging Markets Series
		Year Ended December 31,
	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.49	$10.48	$16.70	$14.41	$8.40
Income from investment operations[a]:
Net investment income[b]	0.13	0.22	0.27	0.15	0.20
Net realized and unrealized gains (losses)	(0.13)	1.38	(1.88)	2.37	6.10
Total from investment operations	—	1.60	(1.61)	2.52	6.30
Less distributions from:
Net investment income	(0.13)	(0.32)	(0.30)	(0.23)	(0.29)
Net realized gains	(3.05)	(1.27)	(4.31)	—	—[c]
Total distributions	(3.18)	(1.59)	(4.61)	(0.23)	(0.29)
Net asset value, end of year	$7.31	$10.49	$10.48	$16.70	$14.41

Total return	0.72%	15.77%	(12.02)%	17.55%	75.16%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.32%	1.28%	1.34%	1.37%	1.45%
Expenses net of waiver and payments by affiliates	1.29%	1.24%	1.32%	1.37%	1.45%[d]
Net investment income	1.23%	1.99%	1.74%	1.05%	1.80%

Supplemental data
Net assets, end of year (000’s)	$165,216	$249,190	$272,364	$1,487,401	$1,748,722
Portfolio turnover rate	52.07%	24.31%	9.48%	23.97%	49.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dBenefit of expense reduction rounds to less than 0.01%.

38 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Institutional Funds

Statement of Investments, December 31, 2013

Emerging Markets Series	Industry	Shares	Value
Closed End Funds 0.4%
Romania 0.4%
SIF Moldova	Diversified Financial Services	386,852	$174,815
SIF Oltenia	Diversified Financial Services	702,632	428,534
Total Closed End Funds (Cost $413,117)			603,349
Common Stocks 94.2%
Argentina 0.1%
[a,b]Grupo Clarin SA, B, GDR, Reg S	Media	17,962	103,281
Australia 0.4%
BHP Billiton Ltd.	Metals & Mining	21,291	722,016
Belgium 3.2%
Anheuser-Busch InBev NV	Beverages	50,320	5,347,563
Brazil 16.1%
Ambev SA	Beverages	2,269,635	16,642,004
M Dias Branco SA	Food Products	64,100	2,713,687
Souza Cruz SA	Tobacco	714,067	7,288,496
			26,644,187
China 10.2%
AAC Technologies Holdings Inc.	Communications Equipment	329,900	1,601,776
[a]Angang Steel Co. Ltd., H	Metals & Mining	1,937,000	1,438,821
[a]China Shipping Development Co. Ltd., H	Marine	2,359,000	1,825,298
Great Wall Motor Co. Ltd., H	Automobiles	336,359	1,852,190
Lenovo Group Ltd.	Computers & Peripherals	1,493,100	1,815,746
[a]Melco Crown Entertainment Ltd., ADR	Hotels, Restaurants & Leisure	161,593	6,337,678
[a]NetEase Inc., ADR	Internet Software & Services	24,140	1,897,404
			16,768,913
Colombia 0.3%
Ecopetrol SA, ADR	Oil, Gas & Consumable Fuels	13,149	505,579
Egypt 0.0%†
Egyptian International Pharmaceutical Industries
Co.	Pharmaceuticals	8,742	54,539
Georgia 0.1%
Bank of Georgia Holdings PLC	Commercial Banks	4,451	176,337
Hong Kong 13.8%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	281,019	2,669,681
[a]Esprit Holdings Ltd.	Specialty Retail	215,000	415,896
Giordano International Ltd.	Specialty Retail	1,702,576	1,521,578
I.T Ltd.	Specialty Retail	500,600	129,115
Luk Fook Holdings (International) Ltd.	Specialty Retail	825,120	3,139,017
[c]Luk Fook Holdings (International) Ltd., 144A	Specialty Retail	61,000	232,063
MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	1,941,700	8,300,806
SJM Holdings Ltd.	Hotels, Restaurants & Leisure	1,745,002	5,828,413
[a]Summit Ascent Holdings Ltd.	Trading Companies & Distributors	346,100	553,449
			22,790,018

Annual Report | 39

Templeton Institutional Funds

Statement of Investments, December 31, 2013 (continued)

Emerging Markets Series	Industry	Shares	Value
Common Stocks (continued)
India 5.5%
Tata Consultancy Services Ltd.	IT Services	185,631	$6,516,747
Tata Motors Ltd.	Automobiles	412,532	2,510,948
			9,027,695
Kenya 1.5%
East African Breweries Ltd.	Beverages	77,400	260,093
Equity Bank Ltd.	Commercial Banks	3,103,699	1,105,895
Kenya Commercial Bank Ltd.	Commercial Banks	1,859,100	1,023,259
			2,389,247
Macau 3.5%
Sands China Ltd.	Hotels, Restaurants & Leisure	708,100	5,807,728
Nigeria 1.7%
Ecobank Transnational Inc.	Commercial Banks	967,611	97,820
FBN Holdings PLC	Commercial Banks	12,601,098	1,284,138
Nigerian Breweries PLC	Beverages	1,400,070	1,469,658
			2,851,616
Philippines 1.1%
Ayala Corp.	Diversified Financial Services	159,790	1,864,217
Qatar 2.9%
Industries Qatar QSC	Industrial Conglomerates	103,270	4,789,868
Romania 0.2%
Nuclearelectrica SA	Independent Power Producers &
	Energy Traders	17,223	59,246
[a,c]Societatea Nationala de Gaze Naturale ROMGAZ SA,
144A	Oil, Gas & Consumable Fuels	31,400	330,023
			389,269
Russia 3.0%
[c]Alrosa AO, 144A	Metals & Mining	1,283,400	1,393,361
[d]LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	39,570	2,471,146
[d]LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	16,650	1,039,793
			4,904,300
Singapore 0.4%
K-REIT Asia	Real Estate Investment Trusts (REITs)	778,796	731,394
South Africa 6.0%
MTN Group Ltd.	Wireless Telecommunication Services	48,400	1,001,312
Remgro Ltd.	Diversified Financial Services	450,955	8,933,982
			9,935,294
South Korea 4.6%
Grand Korea Leisure Co. Ltd.	Hotels, Restaurants & Leisure	63,526	2,430,984
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor
	Equipment	3,932	5,109,952
			7,540,936

40 | Annual Report

Templeton Institutional Funds

Statement of Investments, December 31, 2013 (continued)

Emerging Markets Series	Industry	Shares	Value
Common Stocks (continued)
Sweden 0.6%
Oriflame Cosmetics SA, SDR	Personal Products	33,126	$1,017,027
Switzerland 3.4%
Compagnie Financiere Richemont SA	Textiles, Apparel & Luxury Goods	56,822	5,656,402
Taiwan 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor
	Equipment	515,000	1,821,313
Thailand 1.2%
Thai Beverage PCL	Beverages	4,495,400	1,923,852
Turkey 0.0%†
Yazicilar Holding AS	Industrial Conglomerates	5,000	43,643
United Arab Emirates 4.6%
Emaar Properties PJSC	Real Estate Management & Development	3,621,583	7,533,050
United Kingdom 6.5%
British American Tobacco PLC	Tobacco	104,150	5,582,594
Unilever PLC	Food Products	125,741	5,168,926
			10,751,520
United States 1.4%
Avon Products Inc.	Personal Products	136,233	2,345,932
Vietnam 0.2%
DHG Pharmaceutical JSC	Pharmaceuticals	43,900	237,241
Dong Phu Rubber JSC	Chemicals	48,240	107,251
			344,492
Zimbabwe 0.6%
Delta Corp. Ltd.	Beverages	649,581	910,063
Total Common Stocks ($102,438,209)			155,691,291
[e] Participatory Notes 3.6%
Saudi Arabia 3.6%
[c]Deutsche Bank AG/London, Saudi Dairy & Foodstuff
Co., 144A, 5/13/14	Food Products	19,028	437,592
[c]HSBC Bank PLC,
Al Mouwasat Medical Services, 144A, 4/13/15	Health Care Providers & Services	7,181	176,153
Etihad Etisalat Co., 144A, 12/05/14	Wireless Telecommunication Services	232,626	5,303,236
Total Participatory Notes
(Cost $4,837,707)			5,916,981

Annual Report | 41

Templeton Institutional Funds

Statement of Investments, December 31, 2013 (continued)

Emerging Markets Series	Industry	Shares	Value
Preferred Stocks 2.1%
Chile 1.6%
Embotelladora Andina SA, pfd., A	Beverages	766,675	$2,699,303
Russia 0.5%
Sberbank of Russia, pfd.	Commercial Banks	321,134	783,995
Total Preferred Stocks (Cost $2,334,370)			3,483,298
Total Investments (Cost $110,023,403)
100.3%			165,694,919
Other Assets, less Liabilities (0.3)%			(479,345)
Net Assets 100.0%			$165,215,574

See Abbreviations on page 80.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2013, the aggregate value of these securities was $7,872,428, representing 4.76% of net assets.
dAt December 31, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
eSee Note 1(c) regarding Participatory Notes.

42 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Institutional Funds
Financial Highlights

Foreign Equity Series
		Year Ended December 31,
Primary Shares	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.60	$17.04	$20.06	$19.30	$14.82
Income from investment operations[a]:
Net investment income[b]	0.45	0.48	0.55	0.40	0.39
Net realized and unrealized gains (losses)	3.36	2.68	(2.74)	0.89	4.59
Total from investment operations	3.81	3.16	(2.19)	1.29	4.98
Less distributions from:
Net investment income	(0.44)	(0.58)	(0.53)	(0.53)	(0.50)
Net realized gains	(0.25)	(0.02)	(0.30)	—	—
Total distributions	(0.69)	(0.60)	(0.83)	(0.53)	(0.50)
Net asset value, end of year	$22.72	$19.60	$17.04	$20.06	$19.30

Total return	19.51%	18.55%	(10.90)%	6.70%	33.63%

Ratios to average net assets
Expenses	0.79%	0.80%	0.79%	0.80%[c]	0.80%[c]
Net investment income	2.12%	2.66%	2.77%	2.11%	2.34%

Supplemental data
Net assets, end of year (000’s)	$6,815,920	$5,820,506	$5,364,372	$6,399,090	$5,895,667
Portfolio turnover rate	15.89%	11.94%	9.91%	13.63%	10.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 43

Templeton Institutional Funds
Financial Highlights (continued)

Foreign Equity Series
		Year Ended December 31,
Service Shares	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.62	$17.02	$20.03	$19.28	$14.81
Income from investment operations[a]:
Net investment income[b]	0.48	0.55	0.52	0.37	0.33
Net realized and unrealized gains (losses)	3.30	2.59	(2.73)	0.89	4.62
Total from investment operations	3.78	3.14	(2.21)	1.26	4.95
Less distributions from:
Net investment income	(0.36)	(0.52)	(0.50)	(0.51)	(0.48)
Net realized gains	(0.25)	(0.02)	(0.30)	—	—
Total distributions	(0.61)	(0.54)	(0.80)	(0.51)	(0.48)
Net asset value, end of year	$22.79	$19.62	$17.02	$20.03	$19.28

Total return	19.31%	18.45%	(11.06)%	6.59%	33.46%

Ratios to average net assets
Expenses	0.94%	0.95%	0.94%	0.93%[c]	0.94%[c]
Net investment income	1.97%	2.51%	2.62%	1.98%	2.20%

Supplemental data
Net assets, end of year (000’s)	$7,705	$19,637	$61,202	$69,169	$64,869
Portfolio turnover rate	15.89%	11.94%	9.91%	13.63%	10.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

44 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Institutional Funds

Statement of Investments, December 31, 2013

Foreign Equity Series	Industry	Shares	Value
Common Stocks 96.0%
Belgium 0.7%
KBC GROEP NV	Commercial Banks	824,889	$46,803,684
Brazil 0.8%
Embraer SA, ADR	Aerospace & Defense	1,685,150	54,228,127
Vale SA, ADR	Metals & Mining	18,900	288,225
			54,516,352
Canada 1.5%
Ensign Energy Services Inc.	Energy Equipment & Services	883,500	13,916,071
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	5,692,230	66,185,605
Trican Well Service Ltd.	Energy Equipment & Services	2,168,800	26,503,812
			106,605,488
China 3.5%
China Life Insurance Co. Ltd., H	Insurance	17,700,000	55,352,802
China Mobile Ltd.	Wireless Telecommunication Services	7,312,440	75,676,660
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	138,976,040	70,255,544
Shanghai Electric Group Co. Ltd.	Electrical Equipment	102,652,463	37,066,537
			238,351,543
France 10.5%
Alstom SA	Electrical Equipment	778,430	28,347,588
AXA SA	Insurance	3,658,510	101,702,383
BNP Paribas SA	Commercial Banks	1,671,010	130,208,559
Cie Generale des Etablissements Michelin, B	Auto Components	970,869	103,161,986
Compagnie de Saint-Gobain	Building Products	1,101,220	60,551,253
Sanofi	Pharmaceuticals	1,318,229	139,835,827
Total SA, B	Oil, Gas & Consumable Fuels	1,655,763	101,417,159
Vivendi SA	Diversified Telecommunication
	Services	1,910,914	50,348,191
			715,572,946
Germany 11.4%
Bayer AG	Pharmaceuticals	958,986	134,480,733
Deutsche Boerse AG	Diversified Financial Services	525,230	43,491,720
[a]Deutsche Lufthansa AG	Airlines	1,572,250	33,347,751
Deutsche Post AG	Air Freight & Logistics	1,551,867	56,566,713
HeidelbergCement AG	Construction Materials	648,910	49,225,547
Infineon Technologies AG	Semiconductors & Semiconductor Equipment	6,581,554	70,250,714
Merck KGaA	Pharmaceuticals	520,069	93,174,972
Metro AG	Food & Staples Retailing	200	9,684
Muenchener Rueckversicherungs-
Gesellschaft AG	Insurance	403,213	88,822,305
SAP AG	Software	948,871	81,325,267
Siemens AG	Industrial Conglomerates	770,840	105,276,230
Software AG	Software	664,150	23,203,872
			779,175,508
Hong Kong 3.0%
AIA Group Ltd.	Insurance	9,226,310	46,284,145
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	2,705,540	42,740,997

			Annual Report | 45

Templeton Institutional Funds

Statement of Investments, December 31, 2013 (continued)

		Foreign Equity Series	Industry	Shares	Value
		Common Stocks (continued)
		Hong Kong (continued)
		Cheung Kong (Holdings) Ltd., ADR	Real Estate Management & Development	61,495	$972,236
		Hutchison Whampoa Ltd.	Industrial Conglomerates	4,350,520	59,189,985
		Hutchison Whampoa Ltd., ADR	Industrial Conglomerates	12,387	336,926
		Noble Group Ltd.	Trading Companies & Distributors	20,143,000	17,081,162
		Swire Pacific Ltd., A	Real Estate Management & Development	2,552,310	30,001,619
		Swire Properties Ltd.	Real Estate Management & Development	2,759,317	6,974,487
					203,581,557
		India 0.6%
		Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	3,050,691	39,283,073
		Ireland 1.4%
		CRH PLC	Construction Materials	27,730	698,010
		CRH PLC (London Stock Exchange)	Construction Materials	3,658,930	92,366,744
					93,064,754
		Israel 0.7%
		Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	1,257,500	50,400,600
		Italy 3.4%
		Eni SpA	Oil, Gas & Consumable Fuels	3,244,373	78,051,483
		Intesa Sanpaolo SpA	Commercial Banks	28,328,416	69,904,527
		UniCredit SpA	Commercial Banks	11,350,672	83,997,125
					231,953,135
		Japan 5.3%
		ITOCHU Corp.	Trading Companies & Distributors	4,075,100	50,271,177
		Nikon Corp.	Leisure Equipment & Products	2,252,600	42,976,955
		Nissan Motor Co. Ltd.	Automobiles	9,112,600	76,500,839
		Suntory Beverage & Food Ltd.	Beverages	1,612,600	51,379,611
		Toyota Motor Corp.	Automobiles	1,637,920	99,861,789
		Trend Micro Inc.	Software	1,119,900	39,138,006
					360,128,377
		Netherlands 8.2%
		Akzo Nobel NV	Chemicals	1,363,410	105,658,366
		Fugro NV, IDR	Energy Equipment & Services	775,151	46,183,325
		[a]ING Groep NV, ADR	Diversified Financial Services	25,175	352,702
		[a]ING Groep NV, IDR	Diversified Financial Services	8,840,710	122,819,999
		Koninklijke Philips NV	Industrial Conglomerates	2,321,705	85,090,942
		Randstad Holding NV	Professional Services	543,361	35,239,581
		[a]SBM Offshore NV	Energy Equipment & Services	3,065,203	62,399,560
		TNT Express NV	Air Freight & Logistics	6,614,001	61,390,321
		[b]TNT Express NV, 144A	Air Freight & Logistics	857,400	7,958,278
		Unilever NV, IDR	Food Products	803,326	32,348,139
					559,441,213
		Norway 4.1%
		[a]Algeta ASA	Biotechnology	1,209,380	71,544,664
		Statoil ASA	Oil, Gas & Consumable Fuels	3,420,470	82,902,028
		Telenor ASA	Diversified Telecommunication Services	5,289,898	126,118,160
					280,564,852
46	|	Annual Report

Templeton Institutional Funds

Statement of Investments, December 31, 2013 (continued)

Foreign Equity Series	Industry	Shares	Value
Common Stocks (continued)
Singapore 2.4%
DBS Group Holdings Ltd.	Commercial Banks	6,197,313	$83,986,410
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	28,824,360	83,608,462
			167,594,872
South Korea 5.0%
Hyundai Mobis	Auto Components	143,693	39,947,804
KB Financial Group Inc.	Commercial Banks	1,061,585	42,484,517
KB Financial Group Inc., ADR	Commercial Banks	136,453	5,527,711
LG Electronics Inc.	Household Durables	738,143	47,614,235
POSCO	Metals & Mining	187,948	58,125,953
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	112,518	146,226,239
			339,926,459
Spain 3.1%
[a]Banco Santander SA	Commercial Banks	4,306,903	38,542,486
Inditex SA	Specialty Retail	174,096	28,688,390
Repsol SA	Oil, Gas & Consumable Fuels	2,891,466	72,862,511
Telefonica SA	Diversified Telecommunication Services	4,248,980	69,169,322
			209,262,709
Sweden 1.5%
Ericsson, B	Communications Equipment	3,575,800	43,635,449
Getinge AB, B	Health Care Equipment & Supplies	1,750,291	59,859,008
			103,494,457
Switzerland 7.7%
Credit Suisse Group AG	Capital Markets	3,164,647	96,743,371
Nestle SA	Food Products	470,976	34,476,467
Novartis AG	Pharmaceuticals	1,035,004	82,610,038
Novartis AG, ADR	Pharmaceuticals	12,740	1,024,041
Roche Holding AG	Pharmaceuticals	558,780	156,098,846
Swiss Re AG	Insurance	1,276,405	117,402,646
[a]UBS AG (CHF Traded)	Capital Markets	12,029	228,161
[a]UBS AG (USD Traded)	Capital Markets	1,814,754	34,934,015
			523,517,585
Taiwan 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	13,013,492	46,022,607
United Kingdom 19.3%
Aviva PLC	Insurance	13,393,269	99,722,991
BAE Systems PLC	Aerospace & Defense	9,799,531	70,547,071
BP PLC	Oil, Gas & Consumable Fuels	9,888,199	79,929,040
BP PLC, ADR	Oil, Gas & Consumable Fuels	11,120	540,543
Carillion PLC	Construction & Engineering	6,792,790	37,163,990
GlaxoSmithKline PLC	Pharmaceuticals	4,862,082	129,763,953
HSBC Holdings PLC	Commercial Banks	7,832,501	84,998,093
[a]International Consolidated Airlines Group SA	Airlines	14,404,890	95,722,320
Kingfisher PLC	Specialty Retail	15,651,661	99,679,034
[a]Lloyds Banking Group PLC	Commercial Banks	74,149,040	96,710,342
Marks & Spencer Group PLC	Multiline Retail	9,522,010	68,241,724

			Annual Report | 47

Templeton Institutional Funds

Statement of Investments, December 31, 2013 (continued)

Foreign Equity Series	Industry	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Rexam PLC	Containers & Packaging	7,382,869	$64,824,615
[a]Rolls-Royce Holdings PLC	Aerospace & Defense	1,389,136	29,305,444
[a,c]Rolls-Royce Holdings PLC, C	Aerospace & Defense	119,465,696	197,823
Royal Dutch Shell PLC, B, ADR	Oil, Gas & Consumable Fuels	1,423,392	106,910,973
Serco Group PLC	Commercial Services & Supplies	1,802,347	14,940,439
Standard Chartered PLC	Commercial Banks	2,284,748	51,462,532
Tesco PLC	Food & Staples Retailing	7,432,240	41,157,839
Vodafone Group PLC	Wireless Telecommunication Services	36,622,784	143,770,977
			1,315,589,743
United States 1.2%
ACE Ltd.	Insurance	593,730	61,468,867
Perrigo Co., PLC	Pharmaceuticals	144,843	22,227,538
			83,696,405
Total Common Stocks
(Cost $4,409,001,665)			6,548,547,919
Preferred Stocks (Cost $30,910,062) 0.4%
Brazil 0.4%
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	1,990,520	29,240,739
Total Investments before Short Term
Investments (Cost $4,439,911,727)			6,577,788,658
Short Term Investments
(Cost $228,619,589) 3.3%
Money Market Funds 3.3%
United States 3.3%
[a,d]Institutional Fiduciary Trust Money Market
Portfolio		228,619,589	228,619,589
Total Investments (Cost $4,668,531,316)
99.7%			6,806,408,247
Other Assets, less Liabilities 0.3%			17,216,791
Net Assets 100.0%			$6,823,625,038

See Abbreviations on page 80.

aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31,
2013, the value of this security was $7,958,278, representing 0.12% of net assets.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2013, the value of this security was $197,823, representing less than
0.01% of net assets.
dSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

48 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Institutional Funds

Financial Highlights

Foreign Smaller Companies Series
		Year Ended December 31,
	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.31	$15.31	$17.68	$14.68	$8.81
Income from investment operations[a]:
Net investment income[b]	0.24	0.29	0.29	0.18	0.15
Net realized and unrealized gains (losses)	3.82	3.01	(2.29)	2.95	5.84
Total from investment operations	4.06	3.30	(2.00)	3.13	5.99
Less distributions from:
Net investment income	(0.30)	(0.27)	(0.24)	(0.13)	(0.12)
Net realized gains	(0.11)	(0.03)	(0.13)	—	—
Total distributions	(0.41)	(0.30)	(0.37)	(0.13)	(0.12)
Net asset value, end of year	$21.96	$18.31	$15.31	$17.68	$14.68

Total return	22.24%	21.56%	(11.30)%	21.37%	68.04%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.99%	1.01%	1.02%	1.05%	1.11%
Expenses net of waiver and payments by affiliates	0.98%[c]	0.95%	0.95%	0.95%[c]	0.95%[c]
Net investment income	1.16%	1.70%	1.68%	1.19%	1.32%

Supplemental data
Net assets, end of year (000’s)	$1,252,797	$495,600	$317,390	$267,488	$124,361
Portfolio turnover rate	23.84%	19.76%	10.44%	20.21%	15.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 49

Templeton Institutional Funds

Statement of Investments, December 31, 2013

Foreign Smaller Companies Series	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests 93.8%
Australia 0.4%
Emeco Holdings Ltd.	Trading Companies & Distributors	266,253	$53,476
Iluka Resources Ltd.	Metals & Mining	630,074	4,853,819
			4,907,295
Austria 0.8%
Wienerberger AG	Building Products	648,590	10,281,861
Bahamas 0.6%
[a]Steiner Leisure Ltd.	Diversified Consumer Services	157,640	7,754,312
Belgium 1.0%
Barco NV	Electronic Equipment, Instruments &
	Components	152,630	11,903,743
Bermuda 1.0%
Axis Capital Holdings Ltd.	Insurance	267,350	12,717,839
Brazil 1.4%
Companhia de Saneamento de Minas Gerais	Water Utilities	498,100	7,844,427
Diagnosticos da America SA	Health Care Providers & Services	1,311,300	8,082,862
Lojas Renner SA	Multiline Retail	58,800	1,518,479
			17,445,768
Canada 7.9%
AGF Management Ltd.	Capital Markets	643,300	8,037,086
[a]ATS Automation Tooling Systems Inc.	Machinery	456,400	5,843,845
Canaccord Genuity Group Inc.	Capital Markets	468,638	3,066,454
Dorel Industries Inc., B	Household Durables	317,100	12,079,147
Enerflex Ltd.	Energy Equipment & Services	667,900	9,432,284
Ensign Energy Services Inc.	Energy Equipment & Services	448,700	7,067,505
Genworth MI Canada Inc.	Thrifts & Mortgage Finance	481,000	16,588,081
HudBay Minerals Inc.	Metals & Mining	2,017,560	16,601,680
Mullen Group Ltd.	Energy Equipment & Services	571,600	15,278,185
Trican Well Service Ltd.	Energy Equipment & Services	421,400	5,149,717
			99,143,984
Cayman Islands 0.8%
Stella International Holdings Ltd.	Textiles, Apparel & Luxury Goods	3,993,562	10,176,583
China 5.1%
AAC Technologies Holdings Inc.	Communications Equipment	2,736,000	13,284,208
[a]China ZhengTong Auto Services Holdings Ltd.	Specialty Retail	901,400	577,735
[b]Daphne International Holdings Ltd.	Textiles, Apparel & Luxury Goods	13,262,000	5,968,828
Digital China Holdings Ltd.	Electronic Equipment, Instruments &
	Components	4,450,000	5,245,185
[a]Kingdee International Software Group Co.
Ltd., fgn.	Software	32,088,000	9,765,832
MIE Holdings Corp.	Oil, Gas & Consumable Fuels	26,512,000	5,607,134
Springland International Holdings Ltd.	Multiline Retail	15,975,000	8,219,935
Yingde Gases	Chemicals	14,454,500	15,117,449
			63,786,306

50 | Annual Report

Templeton Institutional Funds

Statement of Investments, December 31, 2013 (continued)

Foreign Smaller Companies Series	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Finland 3.9%
Amer Sports OYJ	Leisure Equipment & Products	1,168,612	$24,304,277
Huhtamaki OYJ	Containers & Packaging	944,480	24,228,815
			48,533,092
France 2.1%
[a]Beneteau	Leisure Equipment & Products	440,590	8,223,848
Ipsos	Media	431,130	18,454,760
			26,678,608
Germany 5.4%
DMG MORI SEIKI AG	Machinery	481,802	15,341,936
Gerresheimer AG	Life Sciences Tools & Services	255,950	17,895,169
[a]Kloeckner & Co. SE	Trading Companies & Distributors	991,135	13,567,622
Leoni AG	Auto Components	159,420	11,913,602
Rational AG	Machinery	27,180	9,013,786
			67,732,115
Greece 0.7%
[a]JUMBO S.A.	Specialty Retail	544,802	8,692,751
Hong Kong 4.4%
Luk Fook Holdings (International) Ltd.	Specialty Retail	1,500	5,706
Techtronic Industries Co. Ltd.	Household Durables	8,640,000	24,568,404
Value Partners Group Ltd.	Capital Markets	11,600,300	8,990,799
VTech Holdings Ltd.	Communications Equipment	1,692,000	21,994,571
			55,559,480
India 0.5%
Jain Irrigation Systems Ltd.	Machinery	5,600,954	6,575,505
Italy 2.2%
Amplifon SpA	Health Care Providers & Services	1,248,312	6,933,460
Azimut Holding SpA	Capital Markets	433,155	11,814,807
Marr SpA	Food & Staples Retailing	337,020	5,599,938
[a]Sorin SpA	Health Care Equipment & Supplies	1,263,323	3,603,991
			27,952,196
Japan 11.9%
Asahi Co. Ltd.	Specialty Retail	355,700	4,958,857
Asics Corp.	Textiles, Apparel & Luxury Goods	1,163,100	19,826,824
Capcom Co. Ltd.	Software	322,700	5,782,858
Descente Ltd.	Textiles, Apparel & Luxury Goods	1,051,671	7,121,001
Keihin Corp.	Auto Components	609,700	9,437,901
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	427,200	23,814,473
MEITEC Corp.	Professional Services	590,200	15,962,864
Nissin Kogyo Co. Ltd.	Auto Components	277,130	5,863,681
Seria Co. Ltd.	Multiline Retail	160,900	6,463,504
Shinko Plantech Co. Ltd.	Energy Equipment & Services	723,000	5,609,601
Square Enix Holdings Co. Ltd.	Software	773,700	13,519,544
Sumitomo Rubber Industries Ltd.	Auto Components	1,302,200	18,475,658

Annual Report | 51

Templeton Institutional Funds

Statement of Investments, December 31, 2013 (continued)

Foreign Smaller Companies Series	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Japan (continued)
Tokai Rika Co. Ltd.	Auto Components	317,600	$6,309,774
Unipres Corp.	Auto Components	337,100	6,313,022
			149,459,562
Netherlands 5.8%
Aalberts Industries NV	Machinery	690,708	22,017,844
Accell Group NV	Leisure Equipment & Products	250,086	4,609,510
Arcadis NV	Construction & Engineering	611,610	21,553,325
Beter Bed Holding NV	Specialty Retail	252,490	6,114,216
[a]Royal Imtech NV	Construction & Engineering	1,951,900	5,729,445
USG People NV	Professional Services	899,912	11,992,086
			72,016,426
Norway 2.1%
Schibsted ASA	Media	224,798	14,870,152
Tomra Systems ASA	Commercial Services & Supplies	1,181,150	11,003,112
			25,873,264
Philippines 0.8%
Metropolitan Bank & Trust Co.	Commercial Banks	3,038,569	5,170,358
Vista Land & Lifescapes Inc.	Real Estate Management & Development	44,890,000	5,257,387
			10,427,745
Russia 0.7%
[a,c]X5 Retail Group NV, GDR, Reg S	Food & Staples Retailing	546,168	9,134,660
Singapore 0.9%
[a]Flextronics International Ltd.	Electronic Equipment, Instruments &
	Components	1,507,260	11,711,410
South Korea 8.6%
Binggrae Co. Ltd.	Food Products	78,311	7,202,632
BS Financial Group Inc.	Commercial Banks	1,257,880	19,063,752
Daum Communication Corp.	Internet Software & Services	78,615	6,255,095
DGB Financial Group Inc.	Commercial Banks	970,080	15,161,448
Halla Visteon Climate Control Corp.	Auto Components	473,970	17,396,896
Hyundai Mipo Dockyard Co. Ltd.	Machinery	104,437	17,608,550
KIWOOM Securities Co. Ltd.	Capital Markets	184,979	8,848,364
Korea Investment Holdings Co. Ltd.	Capital Markets	77,800	3,006,692
Mirae Asset Securities Co. Ltd.	Capital Markets	89,240	3,245,936
Youngone Corp.	Textiles, Apparel & Luxury Goods	229,448	9,236,818
			107,026,183
Spain 1.9%
Construcciones y Auxiliar de Ferrocarriles SA	Machinery	29,776	15,739,731
Tecnicas Reunidas SA	Energy Equipment & Services	148,859	8,084,773
			23,824,504

52 | Annual Report

Templeton Institutional Funds

Statement of Investments, December 31, 2013 (continued)

Foreign Smaller Companies Series	Industry/Units	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Sweden 1.4%
[a,d]D Carnegie & Co. AB	Capital Markets	74	$—
Duni AB	Household Durables	410,410	5,311,275
Oriflame Cosmetics SA, SDR	Personal Products	405,510	12,449,882
			17,761,157
Switzerland 4.7%
Forbo Holding AG	Household Durables	7,400	6,321,170
[b]Logitech International SA	Computers & Peripherals	1,005,240	13,761,736
Nobel Biocare Holding AG	Health Care Equipment & Supplies	784,780	12,228,510
Panalpina Welttransport Holding AG	Air Freight & Logistics	97,650	16,365,310
Verwaltungs-und Privat-Bank AG	Capital Markets	34,092	3,726,215
Vontobel Holding AG	Capital Markets	151,510	6,275,763
			58,678,704
Taiwan 4.2%
D-Link Corp.	Communications Equipment	16,745,000	10,131,815
Giant Manufacturing Co. Ltd.	Leisure Equipment & Products	2,243,482	15,417,053
Simplo Technology Co. Ltd.	Computers & Peripherals	3,917,918	17,336,211
Tripod Technology Corp.	Electronic Equipment, Instruments &
	Components	5,465,000	9,782,646
			52,667,725
Thailand 0.5%
L.P.N. Development PCL, fgn.	Real Estate Management & Development	8,098,600	3,836,440
Pruksa Real Estate PCL, fgn.	Real Estate Management & Development	4,049,300	2,252,361
			6,088,801
Turkey 0.3%
Aygaz AS	Gas Utilities	903,021	3,447,126
United Kingdom 9.1%
[a]African Minerals Ltd.	Metals & Mining	1,978,380	6,474,194
Bellway PLC	Household Durables	359,200	9,341,322
Berendsen PLC	Commercial Services & Supplies	610,490	9,421,685
Bodycote PLC	Machinery	625,317	6,932,421
Bovis Homes Group PLC	Household Durables	357,270	4,701,768
Debenhams PLC	Multiline Retail	5,116,690	6,187,209
Dignity PLC	Diversified Consumer Services	406,172	9,658,252
Greggs PLC	Food & Staples Retailing	1,932,220	13,798,116
Homeserve PLC	Commercial Services & Supplies	2,324,840	10,588,607
[a]Just Retirement Group PLC	Insurance	1,457,540	5,071,452
Kingfisher PLC	Specialty Retail	731,200	4,656,714
Laird PLC	Electronic Equipment, Instruments &
	Components	2,302,240	10,579,075
Man Group PLC	Capital Markets	3,760,541	5,293,018
UBM PLC	Media	586,360	6,357,318
[a]Vectura Group PLC	Pharmaceuticals	1,964,812	4,563,079
			113,624,230

Annual Report | 53

Templeton Institutional Funds

Statement of Investments, December 31, 2013 (continued)

Foreign Smaller Companies Series	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
United States 2.7%
iShares MSCI EAFE ETF	Diversified Financial Services	247,500	$16,597,350
iShares MSCI EAFE Small-Cap ETF	Diversified Financial Services	344,800	17,577,904
			34,175,254
Total Common Stocks and Other Equity
Interests (Cost $937,036,991)			1,175,758,189
Preferred Stocks (Cost $10,844,683) 0.9%
Germany 0.9%
Draegerwerk AG & Co. KGAA, pfd.	Health Care Equipment & Supplies	85,061	11,105,773

Total Investments before Short Term
Investments (Cost $947,881,674)			1,186,863,962
Short Term Investments
(Cost $11,486,150) 1.0%
[e] Investments from Cash Collateral Received for
Loaned Securities (Cost $11,486,150) 1.0%
Money Market Funds 1.0%
United States 1.0%
[f]BNY Mellon Overnight Government Fund, 0.017%		11,486,150	11,486,150
Total Investments (Cost $959,367,824)
95.7%			1,198,350,112
Other Assets, less Liabilities 4.3%			54,446,921
Net Assets 100.0%			$1,252,797,033

See Abbreviations on page 80.

aNon-income producing.
bA portion or all of the security is on loan at December 31, 2013. See Note 1(d).
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
dSecurity has been deemed illiquid because it may not be able to be sold within seven days.
eSee Note 1(d) regarding securities on loan.
fThe rate shown is the annualized seven-day yield at period end.

54 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Institutional Funds

Financial Highlights

Global Equity Series
		Year Ended December 31,
	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.88	$8.06	$8.70	$8.19	$6.73
Income from investment operations[a]:
Net investment income[b]	0.14	0.16	0.14	0.12	0.16
Net realized and unrealized gains (losses)	2.84	1.82	(0.67)	0.48	1.44
Total from investment operations	2.98	1.98	(0.53)	0.60	1.60
Less distributions from:
Net investment income	(0.13)	(0.16)	(0.11)	(0.09)	(0.14)
Net realized gains	(1.20)	—	—	—	—
Total distributions	(1.33)	(0.16)	(0.11)	(0.09)	(0.14)
Net asset value, end of year	$11.53	$9.88	$8.06	$8.70	$8.19

Total return	30.43%	24.63%	(6.10)%	7.32%	23.85%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.94%	0.94%	0.95%	0.97%	0.99%
Expenses net of waiver and payments by affiliates[c]	0.90%	0.81%	0.81%	0.81%	0.81%
Net investment income	1.26%	1.80%	1.60%	1.46%	2.19%

Supplemental data
Net assets, end of year (000’s)	$491,602	$432,585	$371,108	$273,259	$172,785
Portfolio turnover rate	42.66%	45.23%	18.64%	42.91%	38.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 55

Templeton Institutional Funds

Statement of Investments, December 31, 2013

Global Equity Series	Industry	Shares	Value
Common Stocks 95.2%
Austria 0.0%†
UNIQA Insurance Group AG	Insurance	1,500	$19,145
Canada 1.2%
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	258,420	3,004,742
Trican Well Service Ltd.	Energy Equipment & Services	244,500	2,987,912
			5,992,654
China 5.7%
China Life Insurance Co. Ltd., H	Insurance	1,398,000	4,371,933
China Mobile Ltd.	Wireless Telecommunication Services	133,500	1,381,595
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	1,539,290	4,843,562
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	4,754,000	2,403,255
Haier Electronics Group Co. Ltd.	Household Durables	2,651,000	7,709,228
Kunlun Energy Company Ltd.	Oil, Gas & Consumable Fuels	1,936,000	3,410,442
Shanghai Pharmaceuticals Holding Co.
Ltd., H	Health Care Providers & Services	1,641,200	4,012,864
			28,132,879
Denmark 0.6%
H. Lundbeck AS	Pharmaceuticals	115,110	2,907,676
France 6.8%
Alstom SA	Electrical Equipment	64,250	2,339,751
AXA SA	Insurance	64,005	1,779,266
BNP Paribas SA	Commercial Banks	103,440	8,060,259
Cie Generale des Etablissements Michelin, B	Auto Components	25,698	2,730,602
Compagnie de Saint-Gobain	Building Products	98,620	5,422,681
[a] Credit Agricole SA	Commercial Banks	491,460	6,290,210
Ipsen SA	Pharmaceuticals	87,440	4,133,206
SEB SA	Household Durables	28,250	2,552,962
			33,308,937
Germany 10.0%
Bayer AG	Pharmaceuticals	62,330	8,740,674
Bilfinger Berger AG	Commercial Services & Supplies	54,490	6,110,754
Deutsche Boerse AG	Diversified Financial Services	93,510	7,743,104
[a] Deutsche Lufthansa AG	Airlines	168,640	3,576,890
Gerresheimer AG	Life Sciences Tools & Services	38,720	2,707,173
HeidelbergCement AG	Construction Materials	23,970	1,818,336
Merck KGaA	Pharmaceuticals	29,610	5,304,894
Metro AG	Food & Staples Retailing	91,970	4,452,966
[a] MorphoSys AG	Life Sciences Tools & Services	46,540	3,575,281
Software AG	Software	152,970	5,344,420
			49,374,492
Hong Kong 2.3%
AIA Group Ltd.	Insurance	1,273,800	6,390,068
Hutchison Whampoa Ltd.	Industrial Conglomerates	357,000	4,857,080
			11,247,148
India 0.1%
Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	44,022	566,862

56 | Annual Report

Templeton Institutional Funds

Statement of Investments, December 31, 2013 (continued)

Global Equity Series	Industry	Shares	Value
Common Stocks (continued)
Ireland 0.5%
CRH PLC	Construction Materials	104,460	$2,629,430
Italy 2.5%
Eni SpA	Oil, Gas & Consumable Fuels	272,394	6,553,117
[a] Sorin SpA	Health Care Equipment & Supplies	438,778	1,251,740
UniCredit SpA	Commercial Banks	637,058	4,714,350
			12,519,207
Japan 4.9%
Capcom Co. Ltd.	Software	137,500	2,464,031
Nikon Corp.	Leisure Equipment & Products	88,500	1,688,476
Nissan Motor Co. Ltd.	Automobiles	646,700	5,429,087
Toyota Motor Corp.	Automobiles	91,900	5,603,020
Trend Micro Inc.	Software	251,890	8,802,993
			23,987,607
Netherlands 5.0%
Akzo Nobel NV	Chemicals	67,570	5,236,382
Fugro NV, IDR	Energy Equipment & Services	57,298	3,413,802
[a] ING Groep NV, IDR	Diversified Financial Services	387,810	5,387,670
TNT Express NV	Air Freight & Logistics	1,109,590	10,299,074
			24,336,928
Norway 1.8%
[a] Algeta ASA	Biotechnology	81,120	4,798,908
Telenor ASA	Diversified Telecommunication Services	177,500	4,231,834
			9,030,742
Portugal 1.8%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	537,770	8,813,556
Russia 0.8%
Mining and Metallurgical Co. Norilsk Nickel
OJSC, ADR	Metals & Mining	222,395	3,692,869
Singapore 1.0%
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	1,715,004	4,974,572
South Korea 0.7%
POSCO	Metals & Mining	11,172	3,455,121
Spain 1.9%
Repsol SA	Oil, Gas & Consumable Fuels	100,712	2,537,858
Telefonica SA	Diversified Telecommunication Services	415,601	6,765,586
			9,303,444
Sweden 0.5%
Getinge AB, B	Health Care Equipment & Supplies	68,360	2,337,875
Switzerland 6.5%
ABB Ltd.	Electrical Equipment	246,540	6,489,276
[a] Basilea Pharmaceutica AG	Biotechnology	51,670	6,105,059
Credit Suisse Group AG	Capital Markets	248,771	7,604,938
Nobel Biocare Holding AG	Health Care Equipment & Supplies	87,770	1,367,640

Annual Report | 57

Templeton Institutional Funds

Statement of Investments, December 31, 2013 (continued)

Global Equity Series	Industry	Shares	Value
Common Stocks (continued)
Switzerland (continued)
Roche Holding AG	Pharmaceuticals	17,630	$4,925,056
Swiss Re AG	Insurance	56,590	5,205,100
			31,697,069
Taiwan 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	890,616	3,149,690
United Kingdom 8.2%
HSBC Holdings PLC	Commercial Banks	865,200	9,389,127
Kingfisher PLC	Specialty Retail	1,474,140	9,388,195
Marks & Spencer Group PLC	Multiline Retail	159,810	1,145,316
Rexam PLC	Containers & Packaging	329,901	2,896,666
Standard Chartered PLC	Commercial Banks	388,740	8,756,128
Tesco PLC	Food & Staples Retailing	414,180	2,293,623
Vodafone Group PLC	Wireless Telecommunication Services	1,594,840	6,260,903
			40,129,958
United States 31.8%
Allegheny Technologies Inc.	Metals & Mining	113,970	4,060,751
American International Group Inc.	Insurance	50,990	2,603,040
Amgen Inc.	Biotechnology	46,120	5,265,059
Applied Materials Inc.	Semiconductors & Semiconductor Equipment	175,850	3,110,787
Baker Hughes Inc.	Energy Equipment & Services	147,700	8,161,902
[a] Brocade Communications Systems Inc.	Communications Equipment	398,950	3,538,686
Chevron Corp.	Oil, Gas & Consumable Fuels	17,730	2,214,654
Citigroup Inc.	Diversified Financial Services	164,260	8,559,589
Comcast Corp., Special A	Media	41,190	2,054,557
CONSOL Energy Inc.	Oil, Gas & Consumable Fuels	75,480	2,871,259
CVS Caremark Corp.	Food & Staples Retailing	93,160	6,667,461
Foot Locker Inc.	Specialty Retail	153,880	6,376,787
[a] Forest Laboratories Inc.	Pharmaceuticals	172,380	10,347,971
[a] Foster Wheeler AG	Construction & Engineering	245,930	8,120,609
[a] Gilead Sciences Inc.	Biotechnology	112,310	8,440,096
Global Payments Inc.	IT Services	43,620	2,834,864
The Hartford Financial Services Group Inc.	Insurance	74,370	2,694,425
ING U.S. Inc.	Diversified Financial Services	211,980	7,451,097
JPMorgan Chase & Co.	Diversified Financial Services	128,220	7,498,306
LyondellBasell Industries NV, A	Chemicals	33,730	2,707,844
Macy’s Inc.	Multiline Retail	180,050	9,614,670
Medtronic Inc.	Health Care Equipment & Supplies	93,240	5,351,044
Microsoft Corp.	Software	252,170	9,438,723
Mondelez International Inc., A	Food Products	185,900	6,562,270
Peabody Energy Corp.	Oil, Gas & Consumable Fuels	52,400	1,023,372
[a] Salix Pharmaceuticals Ltd.	Pharmaceuticals	55,840	5,022,250
SunTrust Banks Inc.	Commercial Banks	133,660	4,920,025
Time Warner Cable Inc.	Media	20,920	2,834,660
Walgreen Co.	Food & Staples Retailing	78,330	4,499,275
[a] Zynga Inc.	Software	373,030	1,417,514
			156,263,547
Total Common Stocks
(Cost $342,671,224)			467,871,408

58 | Annual Report

Templeton Institutional Funds

Statement of Investments, December 31, 2013 (continued)

Global Equity Series	Industry	Shares	Value
Preferred Stocks 0.9%
Brazil 0.2%
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	78,385	$1,151,476
Germany 0.7%
Draegerwerk AG & Co. KGAA, pfd.	Health Care Equipment & Supplies	25,700	3,355,455
Total Preferred Stocks
(Cost $4,415,097)			4,506,931
Total Investments before Short Term
Investments (Cost $347,086,321)			472,378,339

		Principal Amount
Short Term Investments
(Cost $16,000,000) 3.2%
Time Deposits 3.2%
Canada 3.2%
Royal Bank of Canada, 0.01%, 1/02/14		$16,000,000	16,000,000
Total Investments (Cost $363,086,321)
99.3%			488,378,339
Other Assets, less Liabilities 0.7%			3,223,987
Net Assets 100.0%			$491,602,326

See Abbreviations on page 80.
†Rounds to less than 0.1% of net assets.
[a]Non-income producing.

Annual Report | The accompanying notes are an integral part of these financial statements. | 59

Templeton Institutional Funds

Financial Statements

Statements of Assets and Liabilities

December 31, 2013

	Emerging	Foreign
	Markets Series	Equity Series
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$110,023,403	$4,439,911,727
Cost - Sweep Money Fund (Note 7)	—	228,619,589
Total cost of investments	$110,023,403	$4,668,531,316
Value - Unaffiliated issuers	$165,694,919	$6,577,788,658
Value - Sweep Money Fund (Note 7)	—	228,619,589
Total value of investments	165,694,919	6,806,408,247
Cash	—	463
Receivables:
Investment securities sold	4,240,953	3,445,570
Capital shares sold	192,034	9,471,412
Dividends	88,787	13,466,922
Other assets	56,892	138
Total assets	170,273,585	6,832,792,752
Liabilities:
Payables:
Investment securities purchased	—	441,156
Capital shares redeemed	1,314,063	3,829,945
Management fees	161,028	3,841,726
Administrative fees	12,317	478,389
Transfer agent fees	148	23,374
Funds advanced by custodian	3,421,111	—
Deferred tax	29,611	—
Accrued expenses and other liabilities	119,733	553,124
Total liabilities	5,058,011	9,167,714
Net assets, at value	$165,215,574	$6,823,625,038
Net assets consist of:
Paid-in capital	$112,085,245	$4,757,069,794
Distributions in excess of net investment income	(2,987,853)	(39,900,761)
Net unrealized appreciation (depreciation)	55,634,669	2,138,253,496
Accumulated net realized gain (loss)	483,513	(31,797,491)
Net assets, at value	$165,215,574	$6,823,625,038
Shares outstanding	22,614,725	—
Net asset value per share	$7.31	—
Primary Shares:
Net assets, at value	—	$6,815,919,706
Shares outstanding	—	299,943,054
Net asset value per share	—	$22.72
Service Shares:
Net assets, at value	—	$7,705,332
Shares outstanding	—	338,135
Net asset value and maximum offering price per share	—	$22.79

60 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Institutional Funds

Financial Statements (continued)

Statements of Assets and Liabilities (continued)

December 31, 2013

	Foreign Smaller	Global
	Companies Series	Equity Series
Assets:
Investments in securities:
Cost	$959,367,824	$363,086,321
Value[a]	$1,198,350,112	$488,378,339
Cash	56,338,900	121,477
Foreign currency, at value (cost $1,155,733 and $48)	1,153,604	48
Receivables:
Investment securities sold	74,420	68,156
Capital shares sold	28,188,178	3,054,342
Dividends and interest	1,173,734	733,153
Foreign tax	—	10,920
Other assets	10	10
Total assets	1,285,278,958	492,366,445
Liabilities:
Payables:
Investment securities purchased	15,344,685	322,002
Capital shares redeemed	4,300,111	464
Management fees	958,707	365,711
Transfer agent fees	557	48
Professional fees	58,896	53,960
Payable upon return of securities loaned	11,486,150	—
Deferred tax	229,022	—
Accrued expenses and other liabilities	103,797	21,934
Total liabilities	32,481,925	764,119
Net assets, at value	$1,252,797,033	$491,602,326
Net assets consist of:
Paid-in capital	$1,025,376,117	$358,145,825
Undistributed net investment income (distributions in excess of net investment income)	(7,654,804)	777,810
Net unrealized appreciation (depreciation)	238,734,468	125,297,145
Accumulated net realized gain (loss)	(3,658,748)	7,381,546
Net assets, at value	$1,252,797,033	$491,602,326
Shares outstanding	57,043,745	42,623,829
Net asset value per share	$21.96	$11.53

[a]The Foreign Smaller Companies Series includes $10,999,910 of securities loaned.

Annual Report | The accompanying notes are an integral part of these financial statements. | 61

Templeton Institutional Funds

Financial Statements (continued)

Statements of Operations for the year ended December 31, 2013

	Emerging	Foreign
	Markets Series	Equity Series
Investment income:
Dividends[a]	$4,695,038	$181,329,348
Income from securities loaned	4,854	11,346
Total investment income	4,699,892	181,340,694
Expenses:
Management fees (Note 3a)	2,045,944	42,154,419
Administrative fees (Note 3b)	157,242	5,253,647
Transfer agent fees (Note 3c)	2,241	47,129
Sub-transfer agent fees - Service Shares (Note 3c)	—	26,692
Custodian fees (Note 4)	128,149	939,596
Reports to shareholders	5,936	65,500
Registration and filing fees	22,239	117,031
Professional fees	73,346	155,382
Trustees’ fees and expenses	5,958	176,363
Other	19,580	107,576
Total expenses	2,460,635	49,043,335
Expenses waived/paid by affiliates (Note 3d)	(57,789)	—
Net expenses	2,402,846	49,043,335
Net investment income	2,297,046	132,297,359
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	51,743,762	100,738,371
Foreign currency transactions	(233,476)	(1,358,619)
Net realized gain (loss)	51,510,286	99,379,752
Net change in unrealized appreciation (depreciation) on:
Investments	(50,427,850)	889,684,110
Translation of other assets and liabilities denominated in foreign currencies	(5,482)	316,988
Change in deferred taxes on unrealized appreciation	(16,437)	—
Net change in unrealized appreciation (depreciation)	(50,449,769)	890,001,098
Net realized and unrealized gain (loss)	1,060,517	989,380,850
Net increase (decrease) in net assets resulting from operations	$3,357,563	$1,121,678,209

[a]Foreign taxes withheld on dividends	$374,339	$14,711,013

62 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Institutional Funds

Financial Statements (continued)

Statements of Operations (continued) for the year ended December 31, 2013

	Foreign Smaller	Global
	Companies Series	Equity Series
Investment income:
Dividends[a]	$18,289,383	$9,806,633
Interest	1,973	10,072
Income from securities loaned	244,893	787
Total investment income	18,536,249	9,817,492
Expenses:
Management fees (Note 3a)	7,799,266	3,809,924
Administrative fees (Note 3b)	390,560	287,902
Transfer agent fees (Note 3c)	6,337	735
Custodian fees (Note 4)	179,412	47,340
Reports to shareholders	19,715	5,206
Registration and filing fees	78,981	28,863
Professional fees	72,552	58,560
Trustees’ fees and expenses	21,141	12,929
Other	29,605	29,499
Total expenses	8,597,569	4,280,958
Expense reductions (Note 4)	(88)	(81)
Expenses waived/paid by affiliates (Note 3d)	(96,212)	(190,617)
Net expenses	8,501,269	4,090,260
Net investment income	10,034,980	5,727,232
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	687,663	51,089,941
Foreign currency transactions	(308,535)	(145,735)
Net realized gain (loss)	379,128	50,944,206
Net change in unrealized appreciation (depreciation) on:
Investments	160,538,113	65,227,390
Translation of other assets and liabilities denominated in foreign currencies	(17,092)	8,969
Change in deferred taxes on unrealized appreciation	(229,022)	—
Net change in unrealized appreciation (depreciation)	160,291,999	65,236,359
Net realized and unrealized gain (loss)	160,671,127	116,180,565
Net increase (decrease) in net assets resulting from operations	$170,706,107	$121,907,797

[a]Foreign taxes withheld on dividends	$1,693,535	$559,534

Annual Report | The accompanying notes are an integral part of these financial statements. | 63

Templeton Institutional Funds

Financial Statements (continued)

Statements of Changes in Net Assets

	Emerging Markets Series		Foreign Equity Series
	Year Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income	$2,297,046	$5,297,655	$132,297,359	$151,001,420
Net realized gain (loss) from investments and
foreign currency transactions	51,510,286	29,989,128	99,379,752	31,899,679
Net change in unrealized appreciation
(depreciation) on investments, translation of
other assets and liabilities denominated in
foreign currencies and deferred taxes	(50,449,769)	3,444,101	890,001,098	780,014,157
Net increase (decrease) in net assets
resulting from operations	3,357,563	38,730,884	1,121,678,209	962,915,256
Distributions to shareholders from:
Net investment income	(2,298,803)	(7,109,678)	—	—
Net realized gains	(54,320,473)	(28,242,873)	—	—
Net investment income:
Primary Shares	—	—	(129,039,719)	(168,477,650)
Service Shares	—	—	(129,491)	(504,031)
Net realized gains:
Primary Shares	—	—	(72,776,168)	(4,647,112)
Service Shares	—	—	(81,667)	(14,575)
Total distributions to shareholders	(56,619,276)	(35,352,551)	(202,027,045)	(173,643,368)
Capital share transactions: (Note 2)	(30,712,603)	(26,552,168)	—	—
Primary Shares	—	—	78,493,116	(328,608,531)
Service Shares	—	—	(14,662,257)	(46,094,577)
Total capital share transactions	(30,712,603)	(26,552,168)	63,830,859	(374,703,108)
Net increase (decrease) in net assets	(83,974,316)	(23,173,835)	983,482,023	414,568,780
Net assets:
Beginning of year	249,189,890	272,363,725	5,840,143,015	5,425,574,235
End of year	$165,215,574	$249,189,890	$6,823,625,038	$5,840,143,015
Distributions in excess of net investment
income included in net assets:
End of year	$(2,987,853)	$(3,340,869)	$(39,900,761)	$(76,553,051)

64 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Institutional Funds

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Foreign Smaller Companies Series		Global Equity Series
	Year Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income	$10,034,980	$7,276,448	$5,727,232	$7,160,813
Net realized gain (loss) from investments and
foreign currency transactions	379,128	2,983,581	50,944,206	10,761,979
Net change in unrealized appreciation
(depreciation) on investments, translation of
other assets and liabilities denominated in
foreign currencies and deferred taxes	160,291,999	67,712,673	65,236,359	70,340,316
Net increase (decrease) in net assets
resulting from operations	170,706,107	77,972,702	121,907,797	88,263,108
Distributions to shareholders from:
Net investment income	(16,339,281)	(7,026,314)	(4,798,439)	(7,082,816)
Net realized gains	(5,929,401)	(755,255)	(46,261,959)	—
Total distributions to shareholders	(22,268,682)	(7,781,569)	(51,060,398)	(7,082,816)
Capital share transactions (Note 2)	608,759,234	108,019,202	(11,829,879)	(19,703,579)
Net increase (decrease) in net assets	757,196,659	178,210,335	59,017,520	61,476,713
Net assets:
Beginning of year	495,600,374	317,390,039	432,584,806	371,108,093
End of year	$1,252,797,033	$495,600,374	$491,602,326	$432,584,806
Undistributed net investment income
(distributions in excess of net investment
income) included in net assets:
End of year	$(7,654,804)	$(1,038,804)	$777,810	$13,434

Annual Report | The accompanying notes are an integral part of these financial statements. | 65

Templeton Institutional Funds

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four funds (Funds). The Foreign Equity Series offers Primary and Service Shares. Each class of shares differs by its transfer agent fees and voting rights on matters affecting a single class. The Foreign Smaller Companies Series was closed to new investors with limited exceptions, effective at the close of market December 10, 2013.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates,

66 | Annual Report

Templeton Institutional Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Time deposits are valued at cost, which approximates market value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

Annual Report | 67

Templeton Institutional Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

Certain funds invest in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

Certain funds participate in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statements of Investments. The fund receives income from the investment of cash

68 | Annual Report

Templeton Institutional Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Securities Lending (continued)

collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Annual Report | 69

Templeton Institutional Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

	Emerging Markets Series
	Shares	Amount
Year ended December 31, 2013
Shares sold	7,112,098	$72,744,698
Shares issued in reinvestment of distributions	7,354,142	53,860,469
Shares redeemed	(15,616,882)	(157,317,770)
Net increase (decrease)	(1,150,642)	$(30,712,603)
Year ended December 31, 2012
Shares sold	4,399,371	$49,138,595
Shares issued in reinvestment of distributions	3,287,984	34,245,104
Shares redeemed	(9,915,409)	(109,935,867)
Net increase (decrease)	(2,228,054)	$(26,552,168)

70 | Annual Report

Templeton Institutional Funds

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Foreign Equity Series
	Shares	Amount
Primary Shares:
Year ended December 31, 2013
Shares sold	48,678,296	$1,022,438,612
Shares issued in reinvestment of distributions	7,778,941	173,854,205
Shares redeemed	(53,419,945)	(1,117,799,701)
Net increase (decrease)	3,037,292	$78,493,116
Year ended December 31, 2012
Shares sold	43,833,146	$795,968,784
Shares issued in reinvestment of distributions	7,587,751	147,520,779
Shares redeemed	(69,357,997)	(1,272,098,094)
Net increase (decrease)	(17,937,100)	$(328,608,531)
Service Shares:
Year ended December 31, 2013
Shares sold	218,188	$4,471,132
Shares issued in reinvestment of distributions	9,464	211,158
Shares redeemed	(890,627)	(19,344,547)
Net increase (decrease)	(662,975)	$(14,662,257)
Year ended December 31, 2012
Shares sold	393,152	$7,078,042
Shares issued in reinvestment of distributions	26,666	518,606
Shares redeemed	(3,013,778)	(53,691,225)
Net increase (decrease)	(2,593,960)	$(46,094,577)

Foreign Smaller
	Companies Series		Global Equity Series
	Shares	Amount	Shares	Amount
Year ended December 31, 2013
Shares sold	34,087,861	$691,686,372	3,751,230	$39,523,345
Shares issued in reinvestment of
distributions	866,707	18,491,310	4,482,858	50,978,101
Shares redeemed	(4,971,100)	(101,418,448)	(9,384,374)	(102,331,325)
Net increase (decrease)	29,983,468	$608,759,234	(1,150,286)	$(11,829,879)
Year ended December 31, 2012
Shares sold	11,000,027	$188,610,700	3,572,874	$32,756,617
Shares issued in reinvestment of
distributions	351,936	6,378,524	709,125	6,968,823
Shares redeemed	(5,017,440)	(86,970,022)	(6,538,177)	(59,429,019)
Net increase (decrease)	6,334,523	$108,019,202	(2,256,178)	$(19,703,579)

Annual Report | 71

Templeton Institutional Funds

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Emerging Markets Series pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

The Foreign Equity Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $1 billion
0.680%	Over $1 billion, up to and including $5 billion
0.660%	Over $5 billion, up to and including $10 billion
0.640%	Over $10 billion, up to and including $15 billion
0.620%	Over $15 billion, up to and including $20 billion
0.600%	In excess of $20 billion

The Foreign Smaller Companies Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $1 billion
0.930%	Over $1 billion, up to and including $5 billion
0.910%	Over $5 billion, up to and including $10 billion
0.890%	Over $10 billion, up to and including $15 billion
0.870%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

72 | Annual Report

Templeton Institutional Funds

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

Effective May 1, 2013, the Foreign Smaller Companies Series combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Foreign Smaller Companies Series paid an investment management fees to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $1 billion
0.730%	Over $1 billion, up to and including $5 billion
0.710%	Over $5 billion, up to and including $10 billion
0.690%	Over $10 billion, up to and including $15 billion
0.670%	Over $15 billion, up to and including $20 billion
0.650%	In excess of $20 billion

The Global Equity Series pays an investment management fee to TIC based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $1 billion
0.880%	Over $1 billion, up to and including $5 billion
0.860%	Over $5 billion, up to and including $10 billion
0.840%	Over $10 billion, up to and including $15 billion
0.820%	Over $15 billion, up to and including $20 billion
0.800%	In excess of $20 billion

Effective May 1, 2013, the Global Equity Series combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Global Equity Series paid an investment management fees to TIC based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $1 billion
0.680%	Over $1 billion, up to and including $5 billion
0.660%	Over $5 billion, up to and including $10 billion
0.640%	Over $10 billion, up to and including $15 billion
0.620%	Over $15 billion, up to and including $20 billion
0.600%	In excess of $20 billion

Annual Report | 73

Templeton Institutional Funds

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

The Emerging Markets Series and the Foreign Equity Series each pay their allocated share of an administrative fee to FT Services based on the aggregate average net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

Effective May 1, 2013, under an agreement with TIC, FT Services provides administrative services to the Foreign Smaller Companies Series and the Global Equity Series. The fee is paid by TIC based on the average daily net assets, and is not an additional expense of the Funds.

Prior to May 1, 2013, the Foreign Smaller Companies Series and the Global Equity Series paid administrative fees to FT Services of 0.20% per year of the average daily net assets of each of the Funds.

c. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily to such classes based upon the relative proportion of net assets of each class.

For the year ended December 31, 2013, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

			Foreign Smaller
	Emerging	Foreign	Companies	Global
	Markets Series	Equity Series	Series	Equity Series
Transfer agent fees	$1,882	$36,878	$5,333	$569

Foreign Equity Series’ Services shares may pay up to 0.15% of average daily net assets for sub-transfer agency fees as noted in the Statements of Operations.

d. Waiver and Expense Reimbursements

TIC and FT Services had contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Foreign Smaller Companies Series and the Global Equity Series so that the expenses (i.e. a combination of management fees, administrative fees, and other expenses) did not exceed 0.95% and 0.81%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2013. Effective May 1, 2013, the contractual fee waiver was eliminated.

74 | Annual Report

Templeton Institutional Funds

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Waiver and Expense Reimbursements (continued)

TAML and FT Services had contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Emerging Markets Series so that the common expenses did not exceed 1.24%, (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2013. Effective May 1, 2013, the contractual fee waiver was eliminated.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended December 31, 2013, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2013, the deferred post-October capital losses were as follows:

Emerging	Foreign	Foreign Smaller
Markets Series	Equity Series	Companies Series
$1,299,744	$31,541,352	$3,313,794

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	Emerging			Foreign
	Markets Series		Equity Series
	2013	2012	2013		2012
Distributions paid from:
Ordinary income	$3,135,175	$7,109,678	$133,780,292	$168,986,678
Long term capital gain	53,484,101	28,242,873	68,246,753		4,656,690
	$56,619,276	$35,352,551	$202,027,045	$173,643,368

	Foreign Smaller			Global
	Companies Series		Equity Series
	2013	2012	2013		2012
Distributions paid from:
Ordinary income	$16,872,593	$7,026,314	$13,781,607		$7,082,816
Long term capital gain	5,396,089	755,255	37,278,791		—
	$22,268,682	$7,781,569	$51,060,398		$7,082,816

Annual Report | 75

Templeton Institutional Funds

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

			Foreign Smaller
	Emerging	Foreign	Companies	Global
	Markets Series	Equity Series	Series	Equity Series
Cost of investments	$114,082,003	$4,733,527,373	$968,162,200	$363,146,632

Unrealized appreciation	$56,561,214	$2,298,699,949	$261,960,814	$130,260,980
Unrealized depreciation	(4,948,298)	(225,819,075)	(31,772,902)	(5,029,273)
Net unrealized appreciation
(depreciation)	$51,612,916	$2,072,880,874	$230,187,912	$125,231,707

Undistributed ordinary income	$561,715	$24,847,302	$793,031	$4,974,780
Undistributed long term capital
gains	2,294,474	—	—	3,244,880
Distributable earnings	$2,856,189	$24,847,302	$793,031	$8,219,660

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investments company shares, foreign capital gains tax, corporate actions and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, were as follows:

			Foreign Smaller
	Emerging	Foreign	Companies	Global
	Markets Series	Equity Series	Series	Equity Series
Purchases	$93,424,164	$954,233,328	$755,088,234	$186,582,335
Sales	$178,329,526	$1,075,998,831	$192,003,192	$251,710,772

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Foreign Equity Series invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

76 | Annual Report

Templeton Institutional Funds

Notes to Financial Statements (continued)

8. SHAREHOLDER CONCENTRATIONS

The Emerging Markets Series has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. At December 31, 2013, there were five shareholders, one holding 26% and the remaining holding 14%, 12%, 12% and 8%, respectively of the Emerging Markets Series’ outstanding shares.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended December 31, 2013, the Funds did not use the Global Credit Facility.

Annual Report | 77

Templeton Institutional Funds

Notes to Financial Statements (continued)

11. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Emerging Marketing Series
Assets:
Investments in Securities:
Closed End Funds	$603,349	$—	$—	$603,349
Equity Investments:[a]
Russia	3,217,149	2,471,146	—	5,688,295
All Other Equity Investments[b]	153,486,294	—	—	153,486,294
Participatory Notes	—	5,916,981	—	5,916,981
Total Investments in Securities	$157,306,792	$8,388,127	$—	$165,694,919

Foreign Equity Series
Assets:
Investments in Securities:
Equity Investments:[a]
United Kingdom	$1,315,391,920	$197,823	$—	$1,315,589,743
All Other Equity Investments[b]	5,262,198,915	—	—	5,262,198,915
Short Term Investments	228,619,589	—	—	228,619,589
Total Investments in Securities	$6,806,210,424	$197,823	$—	$6,806,408,247

78 | Annual Report

Templeton Institutional Funds

Notes to Financial Statements (continued)

11. FAIR VALUE MEASUREMENTS (continued)

	Level 1	Level 2		Level 3	Total
Foreign Smaller Companies Series
Assets:
Investments in Securities:
Equity Investments:[a,b]	$1,186,863,962	$—	$	—[c]	$1,186,863,962
Short Term Investments	—	11,486,150		—	11,486,150
Total Investments in Securities	$1,186,863,962	$11,486,150		$—	$1,198,350,112

Global Equity Series
Assets:
Investments in Securities:
Equity Investments:[a,b]	$472,378,339	$—		$—	$472,378,339
Short Term Investments	—	16,000,000		—	16,000,000
Total Investments in Securities	$472,378,339	$16,000,000		$—	$488,378,339

aIncludes common and preferred stocks as well as other equity investments.

 bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at December 31, 2013.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

13. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report | 79

Templeton Institutional Funds

Notes to Financial Statements (continued)

ABBREVIATIONS

Currency		Selected Portfolio

CHF	- Swiss Franc	ADR	-	American Depositary Receipt
USD	- US Dollar	ETF	-	Exchange Traded Fund
		IDR	-	International Depositary Receipt
		GDR	-	Global Depositary Receipt
		SDR	-	Swedish Depositary Receipt

80 | Annual Report

Templeton Institutional Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Series, Foreign Equity Series, Foreign Smaller Companies Series and Global Equity Series (separate portfolios of Templeton Institutional Funds, hereafter referred to as the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 19, 2014

Annual Report | 81

Templeton Institutional Funds

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended December 31, 2013.

Emerging Markets	Foreign	Foreign Smaller	Global
Series	Equity Series	Companies Series	Equity Series
$53,484,101	$68,246,753	$5,396,089	$37,278,791

Under Section 871(k)(2)(C) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2013.

Emerging Markets	Foreign	Foreign Smaller	Global
Series	Equity Series	Companies Series	Equity Series
$834,639	$4,611,083	$523,146	$8,983,168

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2013.

Emerging Markets	Foreign	Foreign Smaller	Global
Series	Equity Series	Companies Series	Equity Series
—%	—%	—%	15.29%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2013.

Emerging Markets	Foreign	Foreign Smaller	Global
Series	Equity Series	Companies Series	Equity Series
$1,969,484	$144,447,859	$11,920,978	$7,920,371

Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2013, more than 50% of the Funds’ total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. As shown in the table below, the Funds hereby report to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 20, 2013, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

82 | Annual Report

Templeton Institutional Funds

Tax Information (unaudited) (continued)

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Funds, to shareholders of record.

	Foreign Tax Paid	Foreign Source Income	Foreign Qualified
Class	Per Share	Per Share	Dividends Per Share

Emerging Markets Series
Fund Shares	$0.0200	$0.1979	$0.0653

Foreign Equity Series
Primary Shares	$0.0500	$0.5029	$0.3707
Service Shares	$0.0500	$0.4199	$0.3093

Foreign Smaller Companies Series
Fund Shares	$0.0306	$0.2346	$0.1451

Global Equity Series
Fund Shares	$0.0145	$0.1699	$0.1194

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2014, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

Annual Report | 83

Templeton Institutional Funds

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1992	141	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	38	SLM Corporation (Sallie Mae), Ares
300 S.E. 2nd Street				Capital Corporation (specialty finance
Fort Lauderdale, FL 33301-1923				company), Allied Capital Corporation
(financial services) (2003-2010)
and United Natural Foods, Inc.,
(October 2013).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 1990	27	Talon Metals Corp. (mining
300 S.E. 2nd Street				exploration), Fortis, Inc. (utility holding
Fort Lauderdale, FL 33301-1923				company) and AML Foods Limited
(retail distributors).

Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	141	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and allied
		Trustee		products) (1994-2013), RTI
		since 2007		International Metals, Inc. (manufacture
and distribution of titanium), Canadian
National Railway (railroad) and White
Mountains Insurance Group, Ltd.
(holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

84 | Annual Report

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
J. Michael Luttig (1954)	Trustee	Since 2009	141	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	34	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	141	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	141	Cbeyond, Inc. (business communi-
300 S.E. 2nd Street				cations provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
				(2010-2012) and The Washington
				Post Company (education and media
				organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012); and
formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President –
Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004);
Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 1990	27	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946)	Trustee	Since 2007	45	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Annual Report | 85

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	152	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	141	None
One Franklin Parkway	the Board,	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since June 2013,
	Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Executive Vice President/Director of Research, Franklin
Templeton Investment Corp.; Chief Investment Officer of Templeton Global Equity Group; and officer of six of the investment companies in
Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer
San Mateo, CA 94403-1906	–Finance and
Administration

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

86 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark Mobius (1936)	Vice President	Since 1993	Not Applicable	Not Applicable
17th Floor,
The Chater House
8 Connaught Road Central
Hong Kong
Principal Occupation During at Least the Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Emerging Markets Group; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin
Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in
Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments;
and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton
Group of Funds (2004-2013).

Annual Report | 87

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.
Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	March 2013 and
Fort Lauderdale, FL 33301-1923		Vice President
since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and
Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since
2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from 2003 to 2010, Executive
Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit
Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec is a former director of
Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice
Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that
Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission
Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call
(800) 321-8563 to request the SAI.

88 | Annual Report

Templeton Institutional Funds

Shareholder Information

Proxy Voting Policies and Procedures

The Funds’ investment managers have established Proxy Voting Policies and Procedures (Policies) that the Funds use to determine how to vote proxies relating to portfolio securities. Shareholders may view the Funds’ complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Funds’ proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Funds file a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 321-8563. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 89

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Annual Report
Templeton Institutional Funds

Investment Managers
Templeton Asset Management Ltd.
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.

Franklin Templeton Institutional Services
(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus.
Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing.
A prospectus contains this and other information; please read it carefully before investing.
To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2014 Franklin Templeton Investments. All rights reserved.	ZTIF A 02/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $176,888 for the fiscal year ended December 31, 2013 and $180,866 for the fiscal year ended December 31, 2012.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,894 for the fiscal year ended December 31, 2013 and $2,894 for the fiscal year ended December 31, 2012.  The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended December 31, 2013 and $2,040 for the fiscal year ended December 31, 2012.  The services for which these fees were paid included preparation of tax returns for foreign governments.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended December 31, 2013 and $4,600 for the fiscal year ended December 31, 2012.  The services for which these fees were paid included technical tax consultation for capital gain tax reporting for foreign governments and requirements on local country’s self certification forms.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2013 and $2,433 for the fiscal year ended December 31, 2012.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $44,069 for the fiscal year ended December 31, 2013 and $150,017 for the fiscal year ended December 31, 2012. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying asset under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i)     pre-approval of all audit and audit related services;

        (ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii)   pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $53,893 for the fiscal year ended December 31, 2013 and $161,984 for the fiscal year ended December 31, 2012.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date February 27, 2014

By /s/MARK H. OTANI

Mark H. Otani

Chief Financial Officer and

Chief Accounting Officer

Date February 27, 2014